SCHEDULE 14C

                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check appropriate box:

|_| Preliminary information statement

|_| Confidential for use of the Commission only (as permitted by Rule 14c-5(d)(2))

|X| Definitive information statement

                   CLASSICS INTERNATIONAL ENTERTAINMENT, INC.

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                (Name of the Registrant as Specified in Charter)

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Payment of Filing Fee (check the appropriate box)

  |X|      No Fee Required

  |_|      Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11

(1)      Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3)      Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11:

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(4) Proposed maximum aggregate value of transaction:

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(5) Total Fee Paid:

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|_|        Fee paid previously with preliminary materials:

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|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.

(1)      Amount previously paid:

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(2) Form schedule or registration number:

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(3)      Filing party:

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(4)      Dated filed:

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


                   CLASSICS INTERNATIONAL ENTERTAINMENT, INC.

                           1350 North Lake Shore Drive
                                Chicago, IL 60610

                              INFORMATION STATEMENT

         This Information Statement has been mailed on or about January 30, 2000 to the holders of record on January 12, 2000 ("Record Date") of the Common Stock. par value $.01 per share ("Common Stock") of CLASSICS INTERNATIONAL ENTERTAINMENT, INC, a Delaware corporation ("Classics"). This Information Statement is being transmitted to Classics's stockholders in connection with the receipt on January 10, 2000 by the Board of Directors of written consents from stockholders holding 11,380,291 shares of Common Stock (representing approximately 60.3% of the issued and outstanding Common Stock) of Classics approving amendments to the Classics' Certificate of Incorporation to effect the following corporate actions:

         1.       changing the name of Classics to Piranha, Inc.;

         2. increasing the number of authorized shares of Common Stock from 30,000,000 shares to 100,000,000 shares; and

         3. effecting a reverse stock split of the Common Stock so that all issued and outstanding shares of Common Stock (including outstanding options and warrants to purchase Common Stock) will be reduced at the rate of 1 share for every 3.49 shares of Common Stock prior to the reverse split.

         THE BOARD OF DIRECTORS OF CLASSICS HAS APPROVED THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND HAS AUTHORIZED THE SENDING OF THIS INFORMATION STATEMENT TO ALL STOCKHOLDERS OF CLASSICS.

         The foregoing actions will be effective upon filing of an Amendment to the Classics' Certificate of Incorporation with the Office of the Secretary of State of Delaware which is expected to occur on or about February 26, 2000.

                             STOCKHOLDER INFORMATION

          On the Record Date there were 18,868,916 shares of Classics' Common Stock issued and outstanding. The approval of a majority of the outstanding shares of Common Stock are required under the Delaware General Corporation Law ("DGCL") to effect the name change, reverse stock split and increase in authorized shares of Common Stock. As of January 10, 2000, the Board of Directors received written consents from the holders of 11,380,291 shares of Common Stock authorizing the name change, reverse stock split and increase in authorized shares of Common Stock. The written consents received represent approximately 60.3% of the issued and outstanding shares of Common Stock.

         NO PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         ALL MEMBERS OF MANAGEMENT AND THE MEMBERS OF THE BOARD OF DIRECTORS HOLD AN AGGREGATE OF 9,488,291 SHARES OF COMMON STOCK OR 50.2% OF CLASSICS' ISSUED AND OUTSTANDING COMMON STOCK AS OF THE RECORD DATE AND HAVE DELIVERED THEIR WRITTEN CONSENT TO THE CORPORATE ACTIONS.

         The principal executive offices of Classics are located at 1350 North Lake Shore Drive, Chicago, IL 60610. Classics' telephone number is (312) 664-7852.

Annexed hereto are the following documents:

         Appendix A Classics Form 10KSB including audited financial statements for the fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission on November 4, 1999.

         Appendix B                 Classics' Form 10QSB for the fiscal quarter
                                    ended September 30, 1999


         Appendix C                 Form of Amendment to Certificate of
                                    Incorporation

RECENT EVENTS EFFECTING CLASSICS

ACQUISITION OF IBP, INC.

         Classics entered into a binding Letter of Intent dated as of November 17, 1999 to acquire a Nevada corporation named IBP, Inc. On December 30, 1999, the Company and IBP entered into a definitive Agreement and Plan of Merger and Reorganization ("Merger Agreement") and the transaction was consummated. Pursuant to the terms of the Letter of Intent, Classics acquired all of the capital stock of IBP through a merger of its specially formed subsidiary, Classics Acquisition Corp., Inc. with and into IBP. As a result of the acquisition, IBP became a wholly-owned subsidiary of Classics. The two stockholders of IBP received an aggregate of 3,490,000 pre-reverse split shares of Common Stock of Classics in exchange for all of their capital stock of IBP. The IBP acquisition is intended to qualify as a tax free exchange pursuant to
Section 368 of the Internal Revenue Code. IBP was a private company owned by two persons, Mr. Michael Steele and Mr. Carey Lotzer.

         The  Classics'  Board  of  Directors  determined  to  proceed  with the acquisition  in  order  to  obtain  certain  technology  owned  by IBP  and  its shareholders regarding digital workflow processing and text stream data compression. None of the technology is subject to a patent or trademark.

         IBP was formed in November 1999 and to date IBP has not engaged in any business operations other than development of the technology, and has no revenues. IBP has not produced any financial statements to date and it is not a condition to closing that any financial statements be produced by IBP in order to close.

         Pursuant to the Letter of Intent, Messrs. Lotzer and Steele have entered into employment agreements with Classics and its subsidiaries. Mr. Lotzer entered into a two-year employment contract on November 16, 1999 at an annual salary of $150,000 year one and $200,000 year two. Mr. Lotzer will serve in the capacity of Chief Scientist and will be appointed to the Board of Directors in an annual alternation with Mr. Steele. As part of his employment agreement, Mr. Lotzer has been granted the option to receive up to 200,000 performance based stock options at the strike price of $1.35 per share as well as 100,000 incentive based stock options at a strike price of $5.00 per share.

         Mr. Steele entered into a two-year employment contract on November 16, 1999 at an annual salary of $150,000 per year. Mr. Steele will serve in the capacity of Chief Information Officer and will be appointed to the Board of Directors in an annual alternation with Mr. Lotzer. As part of his employment agreement, Mr. Steele has been granted the option to receive up to 200,000 performance based stock options at the strike price of $1.35 per share as well as 100,000 incentive based stock options at a strike price of $5.00 per share.

ACQUISITION OF ZIDEO.COM, INC.

         Classics has closed on a definitive agreement dated as of December 8, 1999 to acquire an entity named Zideo.com, Inc. ("Zideo"). Zideo was a private company and a wholly-owned subsidiary of DigiByte Corporation ("DigiByte") of Chicago, Illinois. Pursuant to the terms of the definitive agreement, Classics acquired all of the capital stock of Zideo through a cash only purchase. As a result of the acquisition, Zideo became a subsidiary of Classics. DigiByte has received $600,000 in cash of the total price of $750,000 in exchange for all of their capital stock of Zideo. Classics issued a note for the remaining $150,000 portion which is due and payable on February 17, 2000.

         The Classics' Board of Directors determined to proceed with the acquisition in order to obtain certain licensing rights to technology owned by DigiByte. Additionally, Classics' Board of Directors have determined that the Zideo.com brand, the potential internet marketing opportunities associated with Zideo.com and the future acquisition of certain personnel associated with Zideo and its parent, DigiByte, as a result of acquisition, will be most beneficial to Classics.

         Zideo was formed in 1999 and to date, Zideo has not engaged in any business operations, other than the development of a web page, and has no revenues. Zideo has not produced any financial statements to date and it is not a condition to closing that any financial statements be produced by Zideo in order to close.

FILING OF REPORTS UNDER THE SECURITIES AND EXCHANGE ACT

         In November, 1999 Classics filed its required Annual Report on Form 10SB for the fiscal year ended December 31, 1998 and Quarterly Reports on Form 10QSB for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999. As a result, Classics became a reporting company under the Securities and Exchange Act of 1934. Classics had formerly been a reporting company under the Securities and Exchange Act but had been delinquent in its filings. A copy of the Form 10KSB for the fiscal year ended December 31, 1998, as well as the Form 10QSB for the quarter ended September 30, 1999 are enclosed.

         This Information Statement has been filed with the Securities and Exchange Commission and mailed to stockholders to report the following events, as described below.

CORPORATE NAME CHANGE

         The Board of Directors has received written consents from stockholders holding 11,380,291 shares of Common Stock (60.3% of the issued and outstanding) authorizing a change in the name from Classics International Entertainment Inc. to Piranha, Inc. On January 11, 2000, the Board of Directors approved an amendment to the Classics' Certificate of Incorporation to change the corporate name. The name change will be effected through an amendment to the Certificate of Incorporation to be file with the Secretary of State of Delaware.

         The Board believes that the name change will more accurately reflect the nature of the newly directed business activity of Classics. Specifically, Piranha and its "PiranhaByte" products constitute a symbolic representation of the intention of the technology focus of Classics to "take a byte out of" data file structures. Data compression science represents the primary and central focus of the newly structured company. Furthermore, Classics will be focusing on Internet commerce. Piranha and PiranhaByte products are more reflective of Internet names and representations.

         Stockholders will not be required to submit their current share certificates for exchange, and following the filing of the Amendment to the Certificate of Incorporation with the Secretary of State of Delaware changing the name of Classics, all new share certificates issued will be printed with the new name of Piranha, Inc. The transfer agent has been advised of the proposed name change and will make appropriate changes to its records to reflect the new name. Classics will supply the transfer agent with new stock certificates which will be used to replace old certificates as they are surrendered for transfer.

         The affirmative vote of a majority of stockholders is required to change the corporate name, which votes have been received by written consent.

NO DISSENTERS' RIGHTS

         Under the Delaware General Corporation Law, holders of Common Stock are not entitled to dissenters' rights with respect to the name change.

INCREASE IN AUTHORIZED SHARES

         The Board of Directors has received written consents from stockholders holding 11,380,291 shares of Common Stock (60.3% of the issued and outstanding) authorizing an increase in the authorized Common from 30,000,000 shares to 100,000,000 shares. On January 11, 2000, the Board of Directors approved an amendment to the Classics' Certificate of Incorporation to increase the authorized number of shares to 100,000,000 shares.

         As of January 12, 2000, there were 18,868,916 shares of Common Stock issued and outstanding; options and warrants to acquire an additional 3,242,857 shares; and 4,000,000 shares reserved for issuance under the Employee stock Option Plan. Additionally, the Series A, B and D Preferred Stock of Classics is convertible into an aggregate 1,940,257 shares of Common Stock.

         The Board has approved the increase in authorized shares of Common Stock because it believes that Classics will need additional shares for future possible transactions such as acquisitions, to issue additional options to employees, to issue additional convertible securities such as warrants to consultants, and to have available shares in the event that Classics determines to raise additional equity.

         At present, Classics does not have any definitive agreement to acquire any other entity. Additionally, Classics has no definitive agreement with any underwriter or brokerage firm or any other person or entity to assist it in raising any additional funds which might require the issuance of more shares of Common Stock.

NO DISSENTERS' RIGHTS

         Under the Delaware General Corporation Law, holders of Common Stock are not entitled to dissenters' rights with respect to the increase of authorized shares of Common Stock.

         THE BOARD OF DIRECTORS BELIEVES THAT THE INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK IS IN THE BESTS INTERESTS OF CLASSICS.

REVERSE STOCK SPLIT

         The Board of Directors has received written consents from stockholders holding 11,380,291 shares of Common Stock (60.3% of the issued and outstanding) authorizing a reverse stock split so that each 3.49 outstanding shares will be converted into 1 share of Common Stock outstanding ("Reverse Stock Split"). On January 11, 2000, the Board of Directors approved an amendment to the Classics' Certificate of Incorporation to effectuate the Reverse Stock Split.

         By way of example, for every 3.49 shares held by a Classics' stockholder, the stockholder would be deemed to own 1 one share after the split. By way of another example, if a stockholder owns 10,000 shares, the stockholder would be deemed to own 2,866 shares (after rounding). After completing the reverse stock split, Classics will have approximately 4,406,566 shares of Common Stock issued and outstanding. The reverse stock split will also similarly impact the number of outstanding convertible securities such as options and preferred stock.

         The Board has agreed to implement the Reverse Stock Split because it believes that the capital structure of Classics must be revised in order to obtain an increase in the price of its Common Stock. Quotes for the Classics Common Stock are currently available in the OTC Bulletin Board under the symbol CIEI. On January 19, 2000, the high and low price of the Common Stock was $3.3125 and $2.8125 respectively. The closing price was $3.00. The Board is considering filing an application with the Nasdaq Stock Market for inclusion of the Common Stock for listing on the Nasdaq National or SmallCap Market. The Board believes that if the Common Stock were listed on the Nasdaq Stock Market it would be beneficial to both current and future investors because it would increase liquidity in the Common Stock. Additionally, future acquirers of the Common Stock would be more willing to accept shares of the Common Stock if it were traded on a more widely recognized market than the OTC Bulletin Board. The Board believes that Classics' ability to complete transactions such as acquisitions or mergers in which a party will be receiving shares of the Classics' Common Stock will be enhanced if the Common Stock is listed on the Nasdaq Stock Market.

         Under the rules of the SmallCap Market, a company's Common Stock must have a minimum bid price of $4.00. The rules of the Nasdaq National Market require a minimum bid price of at least $5.00 per share. While there can be no assurances that the price of the Common Stock on a post-split basis will increase to the mathematical equivalent of the Reverse Stock Split ratio, and thereafter maintain a price in excess of $4.00, the Board of Directors believes that the only alternative currently available to raise the price of the Common Stock to a level which might make it possible to obtain a listing on the Nasdaq Stock Market. As there are certain other criteria to obtain listing on the Nasdaq Stock Market, including subjective criteria in the discretion of the Nasdaq Stock Market, there can be no assurance that our application to the Nasdaq Stock Market will be accepted.

         No fractional shares of new Common Stock will be issued for any fractional new share interest. Rather, each Stockholder who would otherwise receive a fractional new share of Common Stock as a result of the Reverse Stock Split will receive the nearest whole share rounded up.

         If the Reverse Stock Split is implemented, Classics will notify Stockholders of the filing of the Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware and will furnish Stockholders of record as of the close of business on the Effective Date with a Letter of Transmittal for use in exchanging certificates. The Stockholders of Classics, promptly after the Amendment to the Certificate of Incorporation becomes effective, will be requested to mail their certificates representing their shares of Common Stock of Classics to the Exchange Agent named in the Letter of Transmittal in order that a new stock certificate giving effect to the Reverse Stock Split may be issued.

         After giving effect to the Reverse Stock Split, there will be no differences between those securities outstanding prior to the Effective Date of the Amendment to the Certificate of Incorporation and those to be outstanding after the Effective Date. The Reverse Stock Split will, however, result in adjustments to the exercise price, conversion rates and number of shares issuable upon the exercise or conversion of all outstanding preferred stock, options and warrants.

         Holders of shares of Classics's Common Stock are entitled to receive such dividends as may be declared by Classics's Board of Directors. No dividends on Common Stock have ever been paid by Classics, however, and Classics presently intends to retain all future earnings for the expansion of its business and consequently does not presently intend to pay cash dividends.

NO DISSENTERS' RIGHTS

         Under the Delaware General Corporation Law, holders of Common Stock are not entitled to dissenters' rights with respect to the Reverse Stock Split.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         PRINCIPAL MARKET

         Upon the effectiveness of our initial public offering on October 19, 1993, our Common Stock commenced trading on the Small Cap Market of the Nasdaq Stock Market ("NASDAQ") under the symbol "CIEI." Effective June 30, 1996, our Common Stock was delisted and has subsequently traded on the OTC Bulletin Board. Effective October 20, 1999, we were notified by the OTC of delisting from the Bulletin Board due to non-filing of required reports under the Securities and Exchange Act of 1934. In November 1999, Classics filed its 10-KSB and 10-QSB's to become in compliance with reporting requirements of the Exchange Act. From September 23, 1999 until October 20, 1999, the Company's stock traded under the symbol "CIEIE." Effective January 6, 2000, the Common Stock commenced trading on the OTC Bulletin Board. The following is the range of high and low bid prices for the Company's stock for the periods indicated below:


COMMON STOCK                                         HIGH               LOW
                                                       $                  $

Fiscal Year 1997:

         1st Quarter ........................              .22              .06
         2nd Quarter ........................              .105             .05
         3rd Quarter ........................              .07              .06
         4th Quarter ........................              .08              .04

Fiscal Year 1998:

         1st Quarter ........................              .04              .03
         2nd Quarter ........................              .03              .02
         3rd Quarter ........................              .02              .01
         4th Quarter ........................              .01              .005

Fiscal Year 1999:

         1st Quarter ........................              .29              .29
         2nd Quarter ........................              .235             .16
         3rd Quarter ........................              .71              .69
         4TH Quarter ........................             3.8125           2.675

         The above quotations represent prices between dealers; do not include retail mark-ups, mark-downs, or commissions; and do not necessarily represent actual transactions.

                  APPROXIMATE NUMBER OF EQUITY SECURITY HOLDERS

         The number of record holders of the Company's Common Stock is 127. Such number of record owners was determined from the Company's stockholder records, and does not include beneficial owners of the Company's Common Stock whose shares are held in the names of various security holders, dealers and clearing agencies. The Company believes there are more than 2,750 beneficial holders of the Company's Common Stock.

         To date, the Company has not paid dividends on its Common Stock and does not anticipate paying dividends in the foreseeable future. Future profits, if any, will be used to fund the growth of the business.

         To date, the Company has paid $138,375 of dividends on the Series A preferred stock, however, the amounts which were due for the quarter ended December 31, 1995, and all subsequent amounts have not yet been declared or paid, nor have any amounts to date relating to the Series B and Series D preferred stock been declared or paid.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of January 20, 2000, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each Director, and (iii) all officers and Directors as a group:

                                            AMOUNT AND NATURE OF      PERCENTAGE
NAME AND ADDRESS                            BENEFICIAL OWNERSHIP(1)    OF CLASS

Richard S. Berger .............................        5,998,291          39%
1350 North Lake Shore Drive
#315 S
Chicago, IL 60610

Edward Sample .................................        ______________   ________
6060 North Central Expressway
Suite 560
Dallas TX 75206

Cary Lotzer ...................................        2,303,400          12.2%
1930 Palace Drive
Grand Prairie, TX 75050

Michael Steele ................................        1,186,600           6.2%
2602 Palisades Place
Mesquite, TX 75181

Benjamin B. LeCompte III, .....................          815,834(3)        5.3%
M.D

1575 N. Barrington, Suite 350
Hoffman Estates, IL 60194

R. Donald Ashley ..............................        ____________     ________
6060 North Central Expressway
Suite 560
Dallas TX 75206

All officers and directors as a ...............        9,488,291          50.2%
group (5 person)(1)(2)

===============================================
(1) Unless otherwise noted, the Company believes that all persons named in the table have sole investment power with respect to all shares of Common Stock beneficially owned by them.

          (2) Excludes 412,500 shares of Series B Preferred Stock convertible into 577,400 shares of Common Stock and a convertible note in the principal amount of $200,000 convertible into 400,000 shares of Common Stock.

                                   Exhibit A
                                      10K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 10-KSB

(Mark One)

 +---+    ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
 | X |    SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]

 +---+

FOR THE FISCAL YEAR ENDED        DECEMBER 31, 1998

 +---+
 |   |    TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
 +---+    THE SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

For the transition period from _______________ to ________________

                           Commission File No. 0-20190

                   CLASSICS INTERNATIONAL ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                               36-3859518
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)               Identification No.)

                  919 North Michigan Avenue, Chicago, IL, 60611
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 664-7852

       ------------------------------------------------------------------
      Securities registered pursuant to Section 12(b) of the Exchange Act:

                            Name of each exchange on

         TITLE OF EACH CLASS                           WHICH REGISTERED

           NONE

Securities registered pursuant to Section 12(g) of the Exchange Act:

COMMON STOCK, $.001 PAR VALUE

                  Check whether the Issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES NO X

                  Check if there is no disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.

                  The Issuer's revenues for its most recent fiscal year ended December 31, 1998 were $0.

                  On October 29, 1999, the aggregate market value of the voting stock of Classics International Entertainment, Inc. (consisting of Common Stock, $.001 par value) held by non-affiliates of the Registrant was approximately $9,104,500 (includes all shares) based on the average closing bid and asked prices for such Common Stock on said date as reported by NASDAQ.

                    APPLICABLE ONLY TO CORPORATE REGISTRANTS

                  On October 29, 1999, there were 17,378,916 shares of Common Stock, $.001 par value, issued and outstanding.

                       DOCUMENTS INCORPORATED BY REFERENCE

                                      None

                           --------------------------

                                     PART I

ITEM 1.  BUSINESS

INTRODUCTION

         Classics International Entertainment, Inc. (the "Company") was incorporated under the laws of the State of Delaware on November 20, 1992. The Company had four subsidiaries: Moondog's, Inc., which on August 5, 1997, filed for protection under Chapter 7 of the Bankruptcy laws; Dream Factory, Inc., which on May 2, 1996, filed for protection under Chapter 7 of the Bankruptcy Laws; First Classics, Inc., the holder of a license for the exclusive use of the Classics Illustrated copyrights, trade names and other intangibles, excluding non-print media rights; and Classics Media Group, Inc., the exclusive licensee of the Classics Illustrated properties for non-print media purposes. The Dream Factory, Inc. and Moondog's, Inc. Bankruptcy cases were brought to closure in September, 1996 and January, 1998, respectively.

GENERAL BUSINESS DEVELOPMENTS DURING LAST FISCAL YEAR

         The company essentially has been a non-operating entity since it discontinued its operations at the end of 1996.

FIRST CLASSICS

         First Classics acquired the exclusive license for the use and republication of the original library of 169 Classics Illustrated graphic novels and 76 Classics Illustrated Juniors graphic novels in 1988. First Classics also has the exclusive rights to create new versions of Classics Illustrated and Classics Illustrated Juniors publications. A graphic novel combines storytelling in a format which is more complex than that found in comic books and is accompanied by sophisticated art work in the style of a comic strip. Graphic novels contain a single continuous story and generally range in length from 48 to 64 pages.

         FRAWLEY LICENSE AGREEMENT

         In December 1988, First Publishing, a former subsidiary of the Company, Classics Media and Berkley Publishing Corporation ("Berkley") (collectively, the "Licensees") entered into an exclusive License Agreement (the "License Agreement") with Frawley Corporation ("Frawley"). In 1989, the rights of First Publishing under the License Agreement were assigned to First Classics, currently a wholly owned subsidiary of the Company. The rights of Berkley under the License Agreement were assigned to First Classics in 1991. The License Agreement gives the Licensee(s) the exclusive and perpetual right to use certain copyrights, trademarks, trade names and other intangible property related to Classics Illustrated and Classics Illustrated Juniors (the "Property") owned by Frawley in exchange for royalty payments ranging from three percent (3%) to ten percent (10%) of the revenues derived from use of the Property by the Licensees. Since the inception of the License Agreement in December 1988, the Licensees have paid royalties to Frawley in excess of $95,000. The License Agreement requires the Licensees to make minimum annual payments of $3,000 in order for the license to remain in full force and effect. The next minimum payment is due in December, 1999.

RECENT DEVELOPMENTS

        The Company announced in September 1999 tht it had entered into a letter of understanding to merge with Zideo.com, Inc. ("Zideo"), a wholly owned subsidiary of DigiByte corporation. Zideo has developed a "player" which plays all forms of digital entertainment media over the Internet. Zideo is also developing a handheld version of the player for use with other forms of entertainment. The merger is subject to various conditions including the negotiation and execution of a definitive agreement and various other compliance and regulatory issues. The Company is also required to settle all outstanding liabilities prior to the merger. Accordingly, there can be no assurance that the Company will complete any transaction with Zideo.

COMPETITION

         There currently is only a minimal market for the Company's products.

EMPLOYEES

         The Company currently has no employees.

ITEM 2. DESCRIPTION OF PROPERTIES

         The Company's offices are located at 919 North Michigan Avenue, Chicago, IL, 60611

ITEM 3.  LEGAL PROCEEDINGS

     In July, 1994, the Company discharged for cause, four officers of its Dream Factory subsidiary. The officers who were discharged commenced an action against the Company seeking approximately $19,000,000 arising out of the alleged wrongful termination of their employment. The Company subsequently settled the claims of two of these four officers in return for a payment obligation of $600,000, which represented approximately $2,000,000 of the original claim.

         While the Company believes that it has good and sufficient defenses and counter claims in the forgoing legal matter, the Company would be adversely affected to the extent of the damages recovered should the plaintiffs prevail. However, the ultimate outcome of the litigation cannot presently be determined. Accordingly, excepting for having previously recorded the $600,000 settlement, no additional provision for any liability that may result upon adjudication has been made in the accompanying consolidated financial statements.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                  Not Applicable

                                     PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         PRINCIPAL MARKET

         Upon the effectiveness of the Company's initial public offering on October 19, 1993, the Company's Common Stock commenced trading in the over-the-counter market and listed on the Small Cap Market of the NASDAQ Stock Market ("NASDAQ") under the symbol "CIEI." Effective June 30, 1996, the company was delisted, and has subsequently traded on the NASDAQ bulletin board. Effective September 20, 1999, the Company was notified by NASDAQ of a potential delisting from the bulletin board due to non-filing of required reports. Since September 23, 1999 the Company's stock has traded under the symbol "CIEIE." The following is the range of high and low bid prices for the Company's stock for the periods indicated below:

COMMON STOCK                        HIGH       LOW

Fiscal Year 1997:

         1st Quarter                .22              .06
         2nd Quarter                .105             .05
         3rd Quarter                .07              .06
         4th Quarter                .08              .04

Fiscal Year 1998:

         1st Quarter                .04              .03
         2nd Quarter                .03              .02
         3rd Quarter                .02              .01
         4th Quarter                .01              .005

Fiscal Year 1999:

         1st Quarter                .29              .005
         2nd Quarter                .235             .16
         3rd Quarter                .71              .07

         The above quotations represent prices between dealers; do not include retail mark-ups, mark-downs, or commissions; and do not necessarily represent actual transactions.

         APPROXIMATE NUMBER OF EQUITY SECURITY HOLDERS

         The approximate number of record holders of the Company's Common Stock is 172. Such number of record owners was determined from the Company's stockholder records, and does not include beneficial owners of the Company's Common Stock whose shares are held in the names of various security holders, dealers and clearing agencies. The Company believes there are more than 2,100 beneficial holders of the Company's Common Stock.

         To date, the Company has not paid dividends on its Common Stock and does not anticipate paying dividends in the foreseeable future. Future profits, if any, will be used to fund the growth of the business.

         To date, the Company has paid $138,375 of dividends on the Series A preferred stock, however, the amounts which were due for the quarter ended December 31, 1995, and all subsequent amounts have not yet been declared or paid, nor have any amounts to date relating to the Series B and C preferred stock been declared or paid.

ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

         The following discussion and analysis should be read in conjunction with the Financial Statements and the Notes thereto appearing in this report.

BUSINESS

         Since 1996, the Company has essentially been a non-operating entity with no business activity conducted through its Classics Media Group subsidiary, and only minimal business activity conducted through its First Classics, Inc. subsidiary.

         The value of the Company is driven by its being a pubic "shell," with a substantial tax loss carry-forward, a substantial number of shareholders and in excess of 20 market makers.

RESULTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 1998 AS COMPARED TO THE YEAR ENDED DECEMBER 31, 1997

LOSS FROM CONTINUING OPERATIONS

         The Company discontinued its operations at the end of 1996 Accordingly, no losses from continuing operations were reportable in the years ended December 31, 1998 and 1997.

LOSS FROM DISCONTINUED OPERATIONS

     The loss from discontinued operations was $21,882 for the year ended December 31, 1998 and $251,197 for the year ended December 31, 1997.

EXTRAORDINARY GAIN - CANCELLATION OF DEBT

         The extraordinary gain resulting from the cancellation of debt was $218,515 for the year ended December 31, 1998 compared to no such gain for the year ended December 31, 1997.

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK

     Net income applicable to common stock was $32,833 for the year ended December 31, 1998 compared to a net loss of $414,997 for the year ended December 31, 1997.

LIQUIDITY AND CAPITAL RESOURCES

         As of December 31, 1998, the company had working capital and total capital deficiencies of $2,438,970.

         These conditions raise substantial doubt about the Company's ability to continue as a going concern.

ITEM 7.  FINANCIAL STATEMENTS

                   CLASSICS INTERNATIONAL ENTERTAINMENT, INC.
                                AND SUBSIDIARIES

                          INDEX TO FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS                                              F-1

INDEPENDENT AUDITORS' REPORT                                         F-2 - F-3

CONSOLIDATED BALANCE SHEET                                                 F-4

CONSOLIDATED STATEMENTS OF OPERATIONS                                      F-5

CONSOLIDATED STATEMENTS OF CHANGES IN

STOCKHOLDERS' DEFICIT                                                      F-6

CONSOLIDATED STATEMENTS OF CASH FLOWS                                      F-7

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                           F-8 - F-12

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Classics International Entertainment, Inc.

   and Subsidiaries
Chicago, Illinois

                  We have audited the accompanying consolidated balance sheet of Classics International Entertainment, Inc. and Subsidiaries as of December 31, 1998 and the related consolidated statements of operations, changes in stockholders' deficit and cash flows for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

                  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                  In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Classics International Entertainment Inc. and Subsidiaries as of December 31, 1998 and the results of their operations and cash flows for the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.

                  The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company incurred significant operating losses of $22,000 and $251,000 in 1998 and 1997, respectively. Additionally, the Company has working capital and total capital deficiencies in excess of $2,400,000 each at December 31, 1998. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with respect to these matters are also described in Note 2 to the financial statements.

                   The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

                  As  discussed  in  Note  12  to  the  consolidated   financial
statements, the Company is a defendant in litigation relating to an action brought by former corporate officers alleging wrongful termination of their employment contracts. The ultimate outcome of the litigation cannot presently be determined. Accordingly, no provision for any liability that may result upon adjudication has been made in the accompanying consolidated financial statements.
                                        \S\ Feldman Sherb Horowitz & Co., P.C.
                                            Certified Public Accountants

New York , NY
October 27, 1999

           CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998

                                     ASSETS
CURRENT ASSETS                                                 $              0

OTHER ASSETS                                                                  0
                                                               -----------------
                                                               $              0
                      LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:

      Accounts payable                                         $      1,414,511
      Dividends payable                                                 488,850
      Accrued liabilities                                               333,764
      Stockholder loans and other notes payable                         201,845
                                                               -----------------
               TOTAL CURRENT LIABILITIES                              2,438,970
                                                               -----------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT:

      Preferred stock                                          $      2,012,488
      Common stock, $.001 par  value, 30,000,000
               Shares authorized; 17,378,916 shares issued               17,379
               and outstanding
      Additional paid-in capital                                     12,493,490
      Stock subscription receivable                                     (44,500)
      Accumulated deficit                                           (16,917,827)
                                                               -----------------
TOTAL STOCKHOLDERS' DEFICIT                                          (2,438,970)
                                                               -----------------
                                                               $               0

               See notes to the consolidated financial statements

           CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                   YEAR ENDED DECEMBER 31,
                                             -----------------------------------
                                                   1998               1997
                                             ---------------    ----------------
Loss from continuing operations            $               0  $               0

Loss from discontinued operations                    (21,882)          (251,197)
                                             ---------------    ----------------
Loss before extraordinary gain                       (21,882)          (251,197)

Extraordinary gain - cancellation of debt            218,515                  0
                                             ---------------    ----------------
Net income (loss)                                    196,633           (251,197)

Preferred stock dividends                           (163,800)          (163,800)
                                             ---------------    ----------------
Net income (loss) applicable
     to common stock                       $          32,833  $        (414,997)
                                             ===============    ================


Basic and Diluted Income (Loss) Per Common Share:

Loss from continuing operations            $               0  $               0

Loss from discontinued operations                          0              (0.01)

Extraordinary gain                                      0.01                  0

Preferred stock dividends                              (0.01)            (0.01)
                                             ---------------    ----------------
Net income (loss) per common
     share - basic and diluted             $               0  $           (0.02)
                                             ===============    ================
Average common shares outstanding                 17,378,916         17,378,916
                                             ===============    ================

                                      F-5
               See notes to the consolidated financial statements

                                         CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                                         CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT




                                                                          Additional
                                  Preferred             Common Stock       Paid-in      Subscription    Accumulated
                                    Stock           Shares     Amount      Capital       Receivable       Deficit         Total
                               --------------    ----------  ---------  --------------   -----------   -------------   -------------
BALANCE -  JANUARY 1, 1997     $    2,012,488    17,378,916 $   17,379 $    12,493,490  $   (44,500)  $ (16,535,663) $  (2,056,806)

  Preferred dividends                                                                                      (163,800)      (163,800)

  Net loss                                                                                                 (251,197)      (251,197)

                               --------------    ----------  ---------  --------------   -----------   -------------   -------------
BALANCE -  DECEMBER 31, 1997        2,012,488    17,378,916     17,379      12,493,490      (44,500)    (16,950,660)    (2,471,803)

  Preferred dividends                                                                                      (163,800)      (163,800)

  Net loss                                                                                                  196,633        196,633

                               --------------    ----------  ---------  --------------   -----------   -------------   -------------
BALANCE -  DECEMBER 31, 1998   $    2,012,488    17,378,916 $   17,379 $    12,493,490   $  (44,500)  $ (16,917,827) $  (2,438,970)
                               ==============    ==========  =========  ==============   ===========   =============   =============

           CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                       YEAR ENDED DECEMBER 31,
                                                    ----------------------------
                                                        1998            1997
                                                    ------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES:

     Net income (loss)                            $      196,633 $     (251,197)
     Adjustments to reconcile net income
       (loss) to net cash used in operations:
          Loss from discontinued operations               21,882        251,197
          Extraordinary gain - cancellation of debt     (218,515)
                                                    ------------   -------------

NET CASH USED IN OPERATING ACTIVITIES                          0              0
                                                    ------------   -------------
CASH FLOWS FROM INVESTING ACTIVITIES:                          0              0

CASH FLOWS FROM FINANCING ACTIVITIES:                          0              0

NET DECREASE IN CASH                                           0              0

CASH AT BEGINNING OF YEAR                                      0              0
                                                    ------------   -------------
CASH AT END OF YEAR                               $            0 $            0
                                                    ============   =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW  INFORMATION:

     Cash paid during the year for interest
         and income taxes                                      0              0
                                                    ============   =============

         CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

1.       THE COMPANY

                  Classics International Entertainment, Inc. (the "Company") was incorporated in Delaware on November 20, 1992. On December 31, 1992, the Company acquired Dream Factory, Inc. ("Dream Factory"), First Classics, Inc. ("First Classics") and Classics Media Group, Inc. ("Classics Media"). On April 11, 1997, the Company acquired the business and certain assets of Moondog's Inc. ("Moondog's") .

                  As of December 31, 1995, Dream Factory and Moondog's owned and operated eleven retail stores and four departments which specialized in the sale of pop culture wares. First Classics currently holds the license in perpetuity for the exclusive use of the Classics Illustrated copyrights, trade names and other intangibles excluding media rights. Classics Media is the exclusive licensee of the Classics Illustrated trademarks for non-print media.

                  In January 1996, nine of the retail stores were closed. The Company discontinued its operations at the end of 1996. In May 1996, Dream Factory filed for protection under Chapter 7 of the Bankruptcy Act; Moondog's followed suit in August, 1997. The respective cases of the above entities were brought to closure in September 1996 and January 1998.

2.       GOING CONCERN

                  The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred operating losses of $22,000 and $251,000 in 1998 and 1997, respectively. Additionally, the Company had working capital and total capital deficiencies of $2,400,000 each at December 31, 1998. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with respect to these matters include restructuring its existing debt, raising additional capital through future issuances of stock and debentures and ultimately acquiring a viable business. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

3.   SIGNIFICANT ACCOUNTING POLICIES

A. PRINCIPLES OF CONSOLIDATION - The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

B. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

C. NET INCOME (LOSS) PER SHARE - Basic earnings (loss) per share was computed using the weighted average number of shares of outstanding common stock. Diluted per share amounts when applicable also include the effect of dilutive common stock equivalents from the assumed exercise of stock options.

D. INCOME TAXES - Income taxes are accounted for under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

4.       ACCRUED LIABILITIES

                  At December 31, 1998, accrued liabilities consisted of the following:

Consulting fees ........................................                $134,583

Interest ...............................................                 100,710

OTHER ..................................................                  98,471
                                                                       ---------
                                                                        $333,764
                                                                       =========

5.       STOCKHOLDER LOANS AND OTHER NOTES PAYABLE

                  At December 31, 1998, stockholder loans and other notes payable consisted of the following:

          Stockholder loans, interest free, unsecured and
payable on demand .............................................         $ 59,845

Notes payable with interest at 12% per annum,
unsecured and payable on demand ...............................          142,000
                                                                      ----------
                                                                        $201,845
                                                                      ==========


6.       PREFERRED STOCK

                  At December 31, 1998, Preferred Stock consisted of 5,000,000 authorized shares of $.001 par value of which the following were issued and outstanding:


                                                                   Common Shares
                                                                    Issuable on
                                                         AMOUNT      CONVERSION
                                                         -------      ----------

Series A, 9% cumulative, convertible, redeemable;
220,000 shares issued and outstanding                 $1,100,000         220,000

Series B, 9% cumulative, convertible, redeemable;
412,500 shares issued and outstanding                    529,988         577,400

Series C, 4% cumulative, convertible, redeemable;
500 shares issued and outstanding                        382,500       1,142,857
                                                         -------       ---------

                                                      $2,012,488       1,940,257
                                                       =========       =========


7.       COMMON STOCK

                  At December 31, 1998, the Company had common stock reserved of 5,333,114 common shares for issuance upon exercise of 3,392,857 outstanding common stock warrants and the balance for the conversion of Preferred Stock.

8.       EMPLOYEE STOCK OPTION PLAN

                  In November 1992, the Company adopted the 1992 Employee Stock Option Plan (the "Option Plan"). The Option Plan provides for the grant of options to qualified employees (including officers and directors) of the Company to purchase an aggregate of 1,000,000 shares of Common Stock. The Option Plan is administered by the Board of Directors or a committee of the Board of Directors (the "Option Committee") whose members are not entitled to receive options under the Option Plan. The Option Committee has complete discretion to select the optionee and to establish the terms and conditions of each option, subject to the provisions of the Option Plan. Options granted under the Option Plan may or may not be "incentive stock options" as defined in Section 422 of the Code ("Incentive Options") depending upon the terms established by the Option Committee at the time of grant, but the exercise price of options may not be less than 100% of the fair market value of the Company's Common Stock as of the date of grant (110% of the fair market value if the grant is an Incentive Option to an employee who owns more than 10% of the outstanding Common Stock). Options may not be exercised more than ten years after the grant. Options granted under the Option Plan are not transferrable and may be exercised only by the respective grantees during their lifetimes or by their heirs, executors or administrators in the event of death. Under the Option Plan, shares subject to canceled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. No options are outstanding as of December 31, 1998.

9.       INCOME TAXES

                  The following is a reconciliation of income taxes and amounts computed using the U.S. Federal statutory rate and the effective tax rate for the years ended December 31, 1998 and 1997:


                                             1998       1997
                                          ---------   ---------

CONSOLIDATED PRE-TAX GAIN (LOSS) ......   $ 197,000   $(251,000)
                                          =========   =========

Tax (benefit) at Federal statutory rate      69,000   $ (88,000)

Effect of permanent differences .......        --          --

Effect of temporary differences .......       6,000      26,000

Tax benefit not recognized ............    (75,000)      62,000
                                          ---------   ---------
TAXES PER FINANCIAL STATEMENTS ........   $    --     $    --
                                         ==========  ==========

                  The Company has adopted Statements of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under this standard, the Company records as an asset its net operating loss carryforward ("NOL") based upon current tax returns, and establishes a valuation allowance to the extent of any NOL which will not be utilized in the foreseeable future.

                  At this time, the Company can not reliably predict future profitability. Accordingly, the deferred tax asset has been reduced in its entirety by the valuation allowance.

                  As of December 31, 1998, the Company had net operating loss carry forwards of approximately $14,000,000 expiring beginning in the year 2007. A significant portion of these carry forwards are subject to limitations on annual utilization due to "equity structure shifts" or "owner shifts" involving "5 percent stockholders" (as defined in the Internal Revenue Code), which resulted in more than a 50 percent change in ownership.

10.      RELATED PARTY TRANSACTIONS

                  The Company is provided with office and administrative facilities under an informal arrangement with a principal shareholder. Amounts charged to operations for such services in 1998 and 1997 were $10,500 and $42,000, respectively.

11.      LICENSE AGREEMENTS

                  The Company has the exclusive and perpetual right to use certain trade names, copyrights, logos, trademarks and other intangible property related to Classics Illustrated and Classics Illustrated Juniors. The Company is obligated to remit royalties ranging from 3 percent to 10 percent, with a minimum of $3,000 per annum, of revenues derived from such rights.

                  The Company has also entered into several licensing agreements with other organizations granting rights to produce publications and for the use of the Classics Illustrated name in return for royalties over the term of such agreements.

12.      LITIGATION

                  In July 1994, the Company discharged for cause, four officers of its Dream Factory subsidiary. The officers who were discharged commenced an action against the Company seeking $19,000,000 arising out of the alleged wrongful termination of their employment. Prior to 1997 the Company settled the claims of two officers for $600,000 which represented $2,000,000 of the original claim.

                  While the Company believes that it has good and sufficient defenses and counterclaims in the foregoing legal matter, the Company would be adversely affected to the extent of the damages recovered should the plaintiffs prevail. No provision for any liability that may result upon adjudication has been made in the accompanying consolidated financial statements.

13.      EXTRAORDINARY GAIN

                  In January 1998, Moondog's bankruptcy case was closed resulting in the cancellation of liabilities of $218,515. The transaction is reflected in the 1998 financial statements as an extraordinary gain.

ITEM 8.  DISAGREEMENTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

                  Not Applicable


                                    PART III

ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS.

         The sole Director of the Company is Richard S. Berger, age 66. He holds office until the next annual meeting of stockholders or until their successors are elected and qualified.

         RICHARD S. BERGER has been Chairman of the Company's Board of Directors since November 1992. Mr. Berger has previously been a self-employed business consultant in various industries including: cable television, publishing, production of animated movies and commercials, plastics manufacturing, machining (tool and die companies), environmental companies (waste water treatment, contaminated soil removal, and CFC removal), and retailing (niche retailing such as Big & Tall men's stores, and pop culture stores). He is currently involved with several high-technology and internet related entities.

INDEMNIFICATION

         Pursuant to the Company's Certificate of Incorporation and By-laws, officers and directors of the Company shall be indemnified by the Company to the fullest extent allowed under Delaware law for claims brought against them in their capacities as officers or directors. Indemnification is not allowed if the officer or director does not act in good faith and in a manner reasonably believed to be in the best interests of the Company, or if the officer or director had no reasonable cause to believe his conduct was lawful. Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ITEM 10. EXECUTIVE COMPENSATION

                                           SUMMARY COMPENSATION TABLE (1)

========================= ============ ============= ============== ============= ==================================================
                                                                                                 LONG TERM COMPENSATION
                                                                                  -------------------------- ------------ ==========
                                              ANNUAL COMPENSATION                            AWARDS            PAYOUTS
========================= ------------ ------------- -------------- ------------- ------------- ------------ ------------ ==========
          (a)                 (b)          (c)            (d)           (e)           (f)           (g)          (h)         (i)
                                                                                                              Long-term
                                                                       Other       Restricted                 Incentive   All Other
   NAME AND PRINCIPAL                     SALARY                       Annual        Stock       Options/       Plan      Compen-
                                          ------                       COMPEN-
      POSITION               YEAR          ($)         BONUS($)       SATION($)     AWARD(S)($)   SARS(#)    PAYOUTS ($)   SATION
     ---------               ----          ---         --------       ---------    -----------    -------    -----------   ------
========================= ============ ============= ============== ============= ============= ============ ============ ==========

Richard S. Berger,           1998        $ 8,000           0             0             0             0            0           0
                             1997        $32,000           0             0             0             0            0           0
 Chairman (1,2)              1996        $18,000           0             0             0             0            0
========================= ============ ============= ============== ============= ============= ============ ============ ==========

(1)      See also "Certain Relationships and Related Transactions."

(2) No cash compensation has been paid since July, 1996. The unpaid amount has been accrued and is reflected in the December 31, 1998 financial statements.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                               (INDIVIDUAL GRANTS)

          No options or stock appreciation rights were issued in the last fiscal year, nor are any outstanding as of December 31, 1998.

EMPLOYEE BENEFIT PLANS

         1992 EMPLOYEE STOCK OPTION PLAN

         In November, 1992, the Company adopted the 1992 Employee Stock Option Plan (the "Option Plan"). The Option Plan was amended in September, 1993 to include additional options under the Option Plan. The Option Plan provides for the grant of options to qualified employees (including officers and directors) of the Company to purchase an aggregate of 1,000,000 shares of Common Stock. The Option Plan is administered by the Board of Directors or a committee of the Board of Directors (the "Option Committee") whose members are not entitled to receive options under the Option Plan. The Option Committee has complete discretion to select the optionee and to establish the terms and conditions of each option, subject to the provisions of the Option Plan. Options granted under the Option Plan may or may not be "incentive stock options" as defined in
Section 422 of the Code ("Incentive Options") depending upon the terms established by the Option Committee at the time of grant, but the exercise price of options may not be less than 100% of the fair market value of the Company's Common Stock as of the date of grant (110% of the fair market value if the grant is an Incentive Option to an employee who owns more than 10% of the outstanding Common Stock). Options may not be exercised more than 10 years after the grant. Options granted under the Option Plan are not transferable and may be exercised only by the respective grantees during their lifetimes or by their heirs, executors or administrators in the event of death. Under the Option Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. No options are outstanding as of December 31, 1998.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of December 31, 1998, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each Director, and (iii) all officers and Directors as a group:

         ================================================================== ------------------------ =======================
                                                                            AMOUNT AND NATURE OF

         NAME AND ADDRESS OF BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP(1)

                                                                                                      PERCENTAGE OF CLASS

         ================================================================== ------------------------ =======================
         Richard S. Berger                                                  6,516,667(2)                              37.4%
         1350 North Lake Shore Drive
         #315 S.
         Chicago, IL 60610

         ================================================================== ------------------------ =======================
         Benjamin B. LeCompte III, M.D.                                     2,815,834(3)                              16.2%
         1575 N. Barrington, Suite 350
         Hoffman Estates, IL 60194

         ================================================================== ------------------------ =======================
         All officers and directors as a group (1 person)                   6,516,667                                 37.4%
                                                                            (1)(2)(3)
         ================================================================== ------------------------ =======================

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole investment power with respect to all shares of Common Stock beneficially owned by them.

(2) Excludes an aggregate of 91,665 shares owned by Mr. Berger's adult children, as to which Mr. Berger has no beneficial interest.

(3) Excludes 412,500 shares of Series B, 9% cumulative, convertible, redeemable Preferred Stock.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company is provided with office and administrative facilities under an informal arrangement with a principal shareholder. Amounts charged to operations for such services in 1998 and 1997 were $10,500 and $42,000, respectively.

                                     PART IV

ITEM 13.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES
          AND REPORTS ON FORM 8-K

1.                FINANCIAL STATEMENTS

                  The following financial statements of the Company are included in Part II, Item 7:

                                                            PAGE

   Index to Financial Statements                             F-1

   Report of Independent Auditor                        F-2, F-3

   Consolidated Balance Sheet                                F-4
      December 31, 1998

   Consolidated Statement of Operations -                    F-5
      Years ended December 31, 1998 and 1997

   Consolidated Statement of Stockholders'

      Deficit - Years ended December 31, 1998 and 1997       F-6

   Consolidated Statement of Cash Flows -

      Years ended December 31, 1998 and 1997                 F-7

   Notes to Consolidated Financial Statements          F-8 - F-13
      Year ended December 31, 1998

2.        FINANCIAL STATEMENT SCHEDULES

         None

3.                EXHIBITS

         The exhibits designated with an asterisk (*) have previously been filed with the Commission in connection with the Company's Registration Statement on Form SB-2, File No. 33-62762, and on previous Forms 10-KSB, and pursuant to 17 C.F.R. Sections 201.24 and 240.12b-32, are incorporated by reference to the document referenced in brackets following the description of such exhibits.

         4.                REPORTS ON FORM 8-K

         No reports on Form 8-K were filed during the year ended December 31, 1998.

EXHIBIT NO.                   DESCRIPTION

*2.1 Agreement between Classics International Entertainment, Inc. and First Publishing, Inc. for the acquisition of First Classics, Inc. dated January 1, 1994.

*2.1.1 Agreement between Classics International Entertainment, Inc. and Vulcanium Designs Corporation for the sale of First Publishing, Inc. dated December 31, 1994.

*3.1 Certificate of Incorporation of the Registrant (Exhibit 3.1 to Registration Statement on Form SB-2, File No. 33-62762)

*3.1.1    Certificate of Designation of Series A Preferred Stock

*3.2 By-Laws of the Registrant (Exhibit 3.2 to Registration Statement on Form SB-2, File No. 33-62762)

*3.3 Amendment to By-Laws of Registrant (Exhibit 3.3 to Registration Statement on Form SB-2, File No. 33-62762)

*3.4 Amended and Restated By-Laws (Exhibit 3.4 to Registration Statement on Form SB-2, File No. 33-62762)

*4.1 Form of Underwriter's Warrants issued to the Underwriter (Exhibit 4.1 to Registration Statement on Form SB-2, File No. 33-62762)

*4.2 Form of Warrant (Exhibit 4.2 to Registration Statement on Form SB-2, File No. 33-62762)

*10.1 Agreement and Plan of Merger among the Registrant, First Publishing, Inc. and FP Acquisition Corp. dated December 31, 1992 (Exhibit 10.1 to Registration Statement on Form SB-2, File No. 33-62762)

*10.2 Stock Purchase Agreement by and among Michael Raub, Lori Raub, Domenic Corbo, James Percival, Jr., Mike Gold, Ken Levin, Dream Factory Inc. and the Registrant dated December 31, 1992 (Exhibit 10.2 to Registration Statement on Form SB-2, File No.33-62762)

*10.3 Amendment to Stock Purchase Agreement by and among Michael Raub, Lori Raub, Domenic Corbo, James Percival, Jr., Mike Gold, Ken Levin, Dream Factory, Inc. and the Registrant dated May 10, 1993 (Exhibit 10.3 to Registration Statement on Form SB-2, File No. 33-62762)

*10.4 Stock Purchase Agreement by and among the Registrant, Classics Media Group, Ltd. and Classics Media Group, Inc. dated December 31, 1992 (Exhibit 10.4 to Registration Statement on Form SB-2, File No. 33-62762)

*10.5 Option Assignment between the Registrant and JLI Acquisitions,Inc. dated December 31, 1992 (Exhibit 10.5 to Registration Statement on Form SB-2, File No. 33-62762)

*10.6 Employment Agreement between the Registrant, Dream Factory, Inc. and Michael Raub dated May 10, 1993 (Exhibit 10.6 to Registration Statement on Form SB-2, File No. 33-62762)

*10.7 Employment Agreement between the Registrant, Dream Factory, Inc. and Lori Raub dated May 10, 1993 (Exhibit 10.7 to Registration Statement on Form SB-2, File No. 33-62762)

*10.8 Employment Agreement between the Registrant, Dream Factory, Inc. and Domenic Corbo dated May 10, 1993 (Exhibit 10.8 to Registration Statement on Form SB-2, File No. 33-62762)

*10.9 Employment Agreement between the Registrant, Dream Factory, Inc. and James Percival, Jr. dated May 10, 1993 (Exhibit 10.8 to Registration Statement on Form SB-2, File No. 33-62762)

*10.10 Employment Agreement between the Registrant, Dream Factory, Inc. and Mike Gold dated May 10, 1993 (Exhibit 10.10 to Registration Statement on Form SB-2, File No. 33-62762)

*10.11 Consulting Agreement between the Registrant, Dream Factory, Inc. and Kenneth Levin dated May 10, 1993 (Exhibit 10.11 to Registration Statement on Form SB-2, File No. 33-62762)

*10.12 License Agreement, as amended, by and among Berkley Publishing Corporation, First Publishing, Inc., Classics Media Group, Inc. and Frawley Corporation dated as of December 30, 1988 (Exhibit 10.12 to Registration Statement on Form SB-2, File No. 33-62762)

*10.13 Letter dated December 15, 1989 from Frawley Corporation consenting to assignment of License Agreement from First Publishing, Inc. to First Classics, Inc. (Exhibit 10.13 to Registration Statement on Form SB-2, File No. 33-62762)

*10.14 Letters dated December 30, 1988 from Frawley Corporation clarifying terms of License Agreement (Exhibit 10.14 to Registration Statement on Form SB-2, File No. 33-62762)

*10.15 Lease Agreement between 575 Boston Post Road Associates and Michael and Lori Raub D/B/A Dream Factory dated September 14, 1987 (Exhibit
          10.15 to Registration Statement on Form SB-2, File No. 33-62762)

*10.16 Lease Agreement between Vincent Gagliardi and Russell A. McDaniel and Louis Wysocki dated April 28, 1989 (Exhibit 10.16 to Registration Statement on Form SB-2, File No. 33-62762)

*10.17 Indenture of Lease between Jora Realty Assoc., Michael Raub, Lori Raub, James Percival and Mary Susan Percival dated October 18, 1989 (Exhibit 10.17 to Registration Statement on Form SB-2, File No. 33-62762)

*10.18 Lease Agreement between Fyber Properties Broadriver Corner Limited Partnership and Mike Raub dated June 20, 1990 (Exhibit 10.18 to Registration Statement on Form SB-2, File No. 33-62762)

*10.19 Lease between Connecticut Post Limited Partnership and Dream Factory, Inc. dated February 13, 1992 (Exhibit 10.19 to Registration Statement on Form SB-2, File No. 33-62762)

*10.20 Lease between Westland Properties, Inc. and Dream Factory, Inc. dated February 13, 1992 (Exhibit 10.20 to Registration Statement on Form SB-2, File No. 33-62762)

*10.21 Lease between Muller Park Realty Company and Dream Factory, Inc. dated March 1, 1993 (Exhibit 20.21 to Registration Statement on Form SB-2, File No. 33-62762)

*10.22 Registrant's 1992 Employee Stock Option Plan (Exhibit 10.22 to Registration Statement on Form SB-2, File No. 33-62762)

*10.23 License Agreement between National Audubon Society, Inc. and First Publishing, Inc. dated August 1, 1991 (Exhibit 10.23 to Registration Statement on Form SB-2, File No. 33-62762)

*10.24    License   Agreement   between  Dark  Horse  Comics,   Inc.  and  First
          Publishing, Inc. dated November 1, 1992 (Exhibit 10.24 to Registration Statement on Form SB-2, File No. 33-62762)

*10.25 Agreement between Dark Horse Comics, Inc. and First Publishing, Inc. July 1, 1991 (Exhibit 10.25 to Registration Statement on Form SB-2, File No. 33-62762)

*10.26 Employment Agreement between Registrant, First Publishing, Inc. and Mike Gold dated May 10, 1993 (Exhibit 10.26 to Registration Statement on Form SB-2, File No. 33-62762)

*10.27    Form  of  Financial  Consulting  Agreement  between  the  Company  and
          Berkeley  Securities   Corporation   (Exhibit  10.27  to  Registration
          Statement on Form SB-2, File No. 33-62762)

*10.28 Employment Agreement between the Registrant and Geoffrey Talbot (Exhibit 10.28 to Registration Statement on Form SB-2, File No. 33-62762)

*10.29    Employment  Agreement  between  Registrant  and Peter Cooper  (Exhibit
          10.29 to Registration Statement on Form SB-2, File No. 33-62762)

*10.30    Sublease  between  the  Registrant  and  American  Dental   Assistants
          Association   dated  July  1,  1993  (Exhibit  10.30  to  Registration
          Statement on Form SB-2, File No. 33-62762)

*10.31 Modification to Amended Stock Purchase Agreement by and among Michael Raub, Lori Raub, Domenic Corbo, James Percival, Jr., Mike Gold, Ken Levin, Dream Factory, Inc. and the Registrant dated September 28, 1993.

*10.32 Letter Agreement by and among Michael Raub, Lori Raub, Domenic Corbo, James Percival, Jr., Mike Gold, Ken Levin, Dream Factory, Inc., First Publishing, Inc. and the Company dated September 28, 1993 (Exhibit
          10.32 to Registration Statement on Form SB-2, File No. 33-62762)

*10.33 Lease between Madison Square Associates, L.P. and Dream Factory Inc. dated November 22, 1993.

*10.34 Lease between Spring Valley Marketplace Shopping Center and Dream Factory, Inc. dated November 30, 1993.

*10.35 Lease between Meadow Park Associates and Dream Factory, Inc. dated December, 1993.

*10.36    Lease between  Gilbert Bassin and The Dream Factory dated December 15,
          1993.

*10.37 Lease between Paragano Associates, L.P. and The Dream Factory, Inc. dated February 7, 1994.

*10.38 Lease between Danbury Mall Associates Limited Partnership and Dream Factory, Inc. dated March 18, 1994.

*10.39 Lease between Albert B. Ratner Trustee and Dream Factory, Inc. dated March 28, 1994.

*10.40 Lease between Sara Creek Property Company B.V. and Dream Factory Inc. dated March 25, 1994.

*10.41 Lease between Meadowbrook Development Corp. and Dream Factory, Inc. dated February 18, 1994.

*10.42 Lease between Gandol Realty Corporation and Dream Factory Inc. on or about January 1, 1994.

*10.43 Lease between Chicago Title and Trust Company and Dream Factory, Inc. dated June 15, 1994.

*22.1 Subsidiaries of the Registrant (Exhibit 22.1 to Registration Statement on Form SB-2, File No. 33-62762)

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     CLASSICS INTERNATIONAL
                                                     ENTERTAINMENT, INC.

                                                 BY \S\Richard S. Berger
                                                       Richard S. Berger
                                                       Sole Director, and

                          Principal Accounting Officer

Dated:  November 4, 1999

        Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Company and in the capacities and on the dates indicated.

NAME AND POSITION                                DATE

                                            November 4, 1999
\S\Richard S. Berger
Richard S. Berger
Sole Director, and
Principal Accounting Officer




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 10-KSB

(Mark One)

 +---+    ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
 | X |    SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]

 +---+

FOR THE FISCAL YEAR ENDED        DECEMBER 31, 1998

 +---+
 |   |    TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
 +---+    THE SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

For the transition period from _______________ to ________________

                           Commission File No. 0-20190

                   CLASSICS INTERNATIONAL ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                               36-3859518
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)               Identification No.)

                  919 North Michigan Avenue, Chicago, IL, 60611
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 664-7852

       ------------------------------------------------------------------
      Securities registered pursuant to Section 12(b) of the Exchange Act:

                            Name of each exchange on

         TITLE OF EACH CLASS                           WHICH REGISTERED

           NONE

Securities registered pursuant to Section 12(g) of the Exchange Act:

COMMON STOCK, $.001 PAR VALUE

                  Check whether the Issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES NO X

                  Check if there is no disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.

                  The Issuer's revenues for its most recent fiscal year ended December 31, 1998 were $0.

                  On October 29, 1999, the aggregate market value of the voting stock of Classics International Entertainment, Inc. (consisting of Common Stock, $.001 par value) held by non-affiliates of the Registrant was approximately $9,104,500 (includes all shares) based on the average closing bid and asked prices for such Common Stock on said date as reported by NASDAQ.

                    APPLICABLE ONLY TO CORPORATE REGISTRANTS

                  On October 29, 1999, there were 17,378,916 shares of Common Stock, $.001 par value, issued and outstanding.

                       DOCUMENTS INCORPORATED BY REFERENCE

                                      None

                           --------------------------

                                     PART I

ITEM 1.  BUSINESS

INTRODUCTION

         Classics International Entertainment, Inc. (the "Company") was incorporated under the laws of the State of Delaware on November 20, 1992. The Company had four subsidiaries: Moondog's, Inc., which on August 5, 1997, filed for protection under Chapter 7 of the Bankruptcy laws; Dream Factory, Inc., which on May 2, 1996, filed for protection under Chapter 7 of the Bankruptcy Laws; First Classics, Inc., the holder of a license for the exclusive use of the Classics Illustrated copyrights, trade names and other intangibles, excluding non-print media rights; and Classics Media Group, Inc., the exclusive licensee of the Classics Illustrated properties for non-print media purposes. The Dream Factory, Inc. and Moondog's, Inc. Bankruptcy cases were brought to closure in September, 1996 and January, 1998, respectively.

GENERAL BUSINESS DEVELOPMENTS DURING LAST FISCAL YEAR

         The company essentially has been a non-operating entity since it discontinued its operations at the end of 1996.

FIRST CLASSICS

         First Classics acquired the exclusive license for the use and republication of the original library of 169 Classics Illustrated graphic novels and 76 Classics Illustrated Juniors graphic novels in 1988. First Classics also has the exclusive rights to create new versions of Classics Illustrated and Classics Illustrated Juniors publications. A graphic novel combines storytelling in a format which is more complex than that found in comic books and is accompanied by sophisticated art work in the style of a comic strip. Graphic novels contain a single continuous story and generally range in length from 48 to 64 pages.

         FRAWLEY LICENSE AGREEMENT

         In December 1988, First Publishing, a former subsidiary of the Company, Classics Media and Berkley Publishing Corporation ("Berkley") (collectively, the "Licensees") entered into an exclusive License Agreement (the "License Agreement") with Frawley Corporation ("Frawley"). In 1989, the rights of First Publishing under the License Agreement were assigned to First Classics, currently a wholly owned subsidiary of the Company. The rights of Berkley under the License Agreement were assigned to First Classics in 1991. The License Agreement gives the Licensee(s) the exclusive and perpetual right to use certain copyrights, trademarks, trade names and other intangible property related to Classics Illustrated and Classics Illustrated Juniors (the "Property") owned by Frawley in exchange for royalty payments ranging from three percent (3%) to ten percent (10%) of the revenues derived from use of the Property by the Licensees. Since the inception of the License Agreement in December 1988, the Licensees have paid royalties to Frawley in excess of $95,000. The License Agreement requires the Licensees to make minimum annual payments of $3,000 in order for the license to remain in full force and effect. The next minimum payment is due in December, 1999.

RECENT DEVELOPMENTS

        The Company announced in September 1999 tht it had entered into a letter of understanding to merge with Zideo.com, Inc. ("Zideo"), a wholly owned subsidiary of DigiByte corporation. Zideo has developed a "player" which plays all forms of digital entertainment media over the Internet. Zideo is also developing a handheld version of the player for use with other forms of entertainment. The merger is subject to various conditions including the negotiation and execution of a definitive agreement and various other compliance and regulatory issues. The Company is also required to settle all outstanding liabilities prior to the merger. Accordingly, there can be no assurance that the Company will complete any transaction with Zideo.

COMPETITION

         There currently is only a minimal market for the Company's products.

EMPLOYEES

         The Company currently has no employees.

ITEM 2. DESCRIPTION OF PROPERTIES

         The Company's offices are located at 919 North Michigan Avenue, Chicago, IL, 60611

ITEM 3.  LEGAL PROCEEDINGS

     In July, 1994, the Company discharged for cause, four officers of its Dream Factory subsidiary. The officers who were discharged commenced an action against the Company seeking approximately $19,000,000 arising out of the alleged wrongful termination of their employment. The Company subsequently settled the claims of two of these four officers in return for a payment obligation of $600,000, which represented approximately $2,000,000 of the original claim.

         While the Company believes that it has good and sufficient defenses and counter claims in the forgoing legal matter, the Company would be adversely affected to the extent of the damages recovered should the plaintiffs prevail. However, the ultimate outcome of the litigation cannot presently be determined. Accordingly, excepting for having previously recorded the $600,000 settlement, no additional provision for any liability that may result upon adjudication has been made in the accompanying consolidated financial statements.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                  Not Applicable

                                     PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         PRINCIPAL MARKET

         Upon the effectiveness of the Company's initial public offering on October 19, 1993, the Company's Common Stock commenced trading in the over-the-counter market and listed on the Small Cap Market of the NASDAQ Stock Market ("NASDAQ") under the symbol "CIEI." Effective June 30, 1996, the company was delisted, and has subsequently traded on the NASDAQ bulletin board. Effective September 20, 1999, the Company was notified by NASDAQ of a potential delisting from the bulletin board due to non-filing of required reports. Since September 23, 1999 the Company's stock has traded under the symbol "CIEIE." The following is the range of high and low bid prices for the Company's stock for the periods indicated below:

COMMON STOCK                        HIGH       LOW

Fiscal Year 1997:

         1st Quarter                .22              .06
         2nd Quarter                .105             .05
         3rd Quarter                .07              .06
         4th Quarter                .08              .04

Fiscal Year 1998:

         1st Quarter                .04              .03
         2nd Quarter                .03              .02
         3rd Quarter                .02              .01
         4th Quarter                .01              .005

Fiscal Year 1999:

         1st Quarter                .29              .005
         2nd Quarter                .235             .16
         3rd Quarter                .71              .07

         The above quotations represent prices between dealers; do not include retail mark-ups, mark-downs, or commissions; and do not necessarily represent actual transactions.

         APPROXIMATE NUMBER OF EQUITY SECURITY HOLDERS

         The approximate number of record holders of the Company's Common Stock is 172. Such number of record owners was determined from the Company's stockholder records, and does not include beneficial owners of the Company's Common Stock whose shares are held in the names of various security holders, dealers and clearing agencies. The Company believes there are more than 2,100 beneficial holders of the Company's Common Stock.

         To date, the Company has not paid dividends on its Common Stock and does not anticipate paying dividends in the foreseeable future. Future profits, if any, will be used to fund the growth of the business.

         To date, the Company has paid $138,375 of dividends on the Series A preferred stock, however, the amounts which were due for the quarter ended December 31, 1995, and all subsequent amounts have not yet been declared or paid, nor have any amounts to date relating to the Series B and C preferred stock been declared or paid.

ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

         The following discussion and analysis should be read in conjunction with the Financial Statements and the Notes thereto appearing in this report.

BUSINESS

         Since 1996, the Company has essentially been a non-operating entity with no business activity conducted through its Classics Media Group subsidiary, and only minimal business activity conducted through its First Classics, Inc. subsidiary.

         The value of the Company is driven by its being a pubic "shell," with a substantial tax loss carry-forward, a substantial number of shareholders and in excess of 20 market makers.

RESULTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 1998 AS COMPARED TO THE YEAR ENDED DECEMBER 31, 1997

LOSS FROM CONTINUING OPERATIONS

         The Company discontinued its operations at the end of 1996 Accordingly, no losses from continuing operations were reportable in the years ended December 31, 1998 and 1997.

LOSS FROM DISCONTINUED OPERATIONS

     The loss from discontinued operations was $21,882 for the year ended December 31, 1998 and $251,197 for the year ended December 31, 1997.

EXTRAORDINARY GAIN - CANCELLATION OF DEBT

         The extraordinary gain resulting from the cancellation of debt was $218,515 for the year ended December 31, 1998 compared to no such gain for the year ended December 31, 1997.

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK

     Net income applicable to common stock was $32,833 for the year ended December 31, 1998 compared to a net loss of $414,997 for the year ended December 31, 1997.

LIQUIDITY AND CAPITAL RESOURCES

         As of December 31, 1998, the company had working capital and total capital deficiencies of $2,438,970.

         These conditions raise substantial doubt about the Company's ability to continue as a going concern.

ITEM 7.  FINANCIAL STATEMENTS

                   CLASSICS INTERNATIONAL ENTERTAINMENT, INC.
                                AND SUBSIDIARIES

                          INDEX TO FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS                                              F-1

INDEPENDENT AUDITORS' REPORT                                         F-2 - F-3

CONSOLIDATED BALANCE SHEET                                                 F-4

CONSOLIDATED STATEMENTS OF OPERATIONS                                      F-5

CONSOLIDATED STATEMENTS OF CHANGES IN

STOCKHOLDERS' DEFICIT                                                      F-6

CONSOLIDATED STATEMENTS OF CASH FLOWS                                      F-7

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                           F-8 - F-12

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Classics International Entertainment, Inc.

   and Subsidiaries
Chicago, Illinois

                  We have audited the accompanying consolidated balance sheet of Classics International Entertainment, Inc. and Subsidiaries as of December 31, 1998 and the related consolidated statements of operations, changes in stockholders' deficit and cash flows for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

                  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                  In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Classics International Entertainment Inc. and Subsidiaries as of December 31, 1998 and the results of their operations and cash flows for the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.

                  The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company incurred significant operating losses of $22,000 and $251,000 in 1998 and 1997, respectively. Additionally, the Company has working capital and total capital deficiencies in excess of $2,400,000 each at December 31, 1998. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with respect to these matters are also described in Note 2 to the financial statements.

                   The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

                  As  discussed  in  Note  12  to  the  consolidated   financial
statements, the Company is a defendant in litigation relating to an action brought by former corporate officers alleging wrongful termination of their employment contracts. The ultimate outcome of the litigation cannot presently be determined. Accordingly, no provision for any liability that may result upon adjudication has been made in the accompanying consolidated financial statements.
                                        \S\ Feldman Sherb Horowitz & Co., P.C.
                                            Certified Public Accountants

New York , NY
October 27, 1999

           CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998

                                     ASSETS
CURRENT ASSETS                                                 $              0

OTHER ASSETS                                                                  0
                                                               -----------------
                                                               $              0
                      LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:

      Accounts payable                                         $      1,414,511
      Dividends payable                                                 488,850
      Accrued liabilities                                               333,764
      Stockholder loans and other notes payable                         201,845
                                                               -----------------
               TOTAL CURRENT LIABILITIES                              2,438,970
                                                               -----------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT:

      Preferred stock                                          $      2,012,488
      Common stock, $.001 par  value, 30,000,000
               Shares authorized; 17,378,916 shares issued               17,379
               and outstanding
      Additional paid-in capital                                     12,493,490
      Stock subscription receivable                                     (44,500)
      Accumulated deficit                                           (16,917,827)
                                                               -----------------
TOTAL STOCKHOLDERS' DEFICIT                                          (2,438,970)
                                                               -----------------
                                                               $               0

               See notes to the consolidated financial statements

           CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                   YEAR ENDED DECEMBER 31,
                                             -----------------------------------
                                                   1998               1997
                                             ---------------    ----------------
Loss from continuing operations            $               0  $               0

Loss from discontinued operations                    (21,882)          (251,197)
                                             ---------------    ----------------
Loss before extraordinary gain                       (21,882)          (251,197)

Extraordinary gain - cancellation of debt            218,515                  0
                                             ---------------    ----------------
Net income (loss)                                    196,633           (251,197)

Preferred stock dividends                           (163,800)          (163,800)
                                             ---------------    ----------------
Net income (loss) applicable
     to common stock                       $          32,833  $        (414,997)
                                             ===============    ================


Basic and Diluted Income (Loss) Per Common Share:

Loss from continuing operations            $               0  $               0

Loss from discontinued operations                          0              (0.01)

Extraordinary gain                                      0.01                  0

Preferred stock dividends                              (0.01)            (0.01)
                                             ---------------    ----------------
Net income (loss) per common
     share - basic and diluted             $               0  $           (0.02)
                                             ===============    ================
Average common shares outstanding                 17,378,916         17,378,916
                                             ===============    ================

                                      F-5
               See notes to the consolidated financial statements

                                         CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                                         CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT




                                                                          Additional
                                  Preferred             Common Stock       Paid-in      Subscription    Accumulated
                                    Stock           Shares     Amount      Capital       Receivable       Deficit         Total
                               --------------    ----------  ---------  --------------   -----------   -------------   -------------
BALANCE -  JANUARY 1, 1997     $    2,012,488    17,378,916 $   17,379 $    12,493,490  $   (44,500)  $ (16,535,663) $  (2,056,806)

  Preferred dividends                                                                                      (163,800)      (163,800)

  Net loss                                                                                                 (251,197)      (251,197)

                               --------------    ----------  ---------  --------------   -----------   -------------   -------------
BALANCE -  DECEMBER 31, 1997        2,012,488    17,378,916     17,379      12,493,490      (44,500)    (16,950,660)    (2,471,803)

  Preferred dividends                                                                                      (163,800)      (163,800)

  Net loss                                                                                                  196,633        196,633

                               --------------    ----------  ---------  --------------   -----------   -------------   -------------
BALANCE -  DECEMBER 31, 1998   $    2,012,488    17,378,916 $   17,379 $    12,493,490   $  (44,500)  $ (16,917,827) $  (2,438,970)
                               ==============    ==========  =========  ==============   ===========   =============   =============

           CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                       YEAR ENDED DECEMBER 31,
                                                    ----------------------------
                                                        1998            1997
                                                    ------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES:

     Net income (loss)                            $      196,633 $     (251,197)
     Adjustments to reconcile net income
       (loss) to net cash used in operations:
          Loss from discontinued operations               21,882        251,197
          Extraordinary gain - cancellation of debt     (218,515)
                                                    ------------   -------------

NET CASH USED IN OPERATING ACTIVITIES                          0              0
                                                    ------------   -------------
CASH FLOWS FROM INVESTING ACTIVITIES:                          0              0

CASH FLOWS FROM FINANCING ACTIVITIES:                          0              0

NET DECREASE IN CASH                                           0              0

CASH AT BEGINNING OF YEAR                                      0              0
                                                    ------------   -------------
CASH AT END OF YEAR                               $            0 $            0
                                                    ============   =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW  INFORMATION:

     Cash paid during the year for interest
         and income taxes                                      0              0
                                                    ============   =============

         CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

1.       THE COMPANY

                  Classics International Entertainment, Inc. (the "Company") was incorporated in Delaware on November 20, 1992. On December 31, 1992, the Company acquired Dream Factory, Inc. ("Dream Factory"), First Classics, Inc. ("First Classics") and Classics Media Group, Inc. ("Classics Media"). On April 11, 1997, the Company acquired the business and certain assets of Moondog's Inc. ("Moondog's") .

                  As of December 31, 1995, Dream Factory and Moondog's owned and operated eleven retail stores and four departments which specialized in the sale of pop culture wares. First Classics currently holds the license in perpetuity for the exclusive use of the Classics Illustrated copyrights, trade names and other intangibles excluding media rights. Classics Media is the exclusive licensee of the Classics Illustrated trademarks for non-print media.

                  In January 1996, nine of the retail stores were closed. The Company discontinued its operations at the end of 1996. In May 1996, Dream Factory filed for protection under Chapter 7 of the Bankruptcy Act; Moondog's followed suit in August, 1997. The respective cases of the above entities were brought to closure in September 1996 and January 1998.

2.       GOING CONCERN

                  The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred operating losses of $22,000 and $251,000 in 1998 and 1997, respectively. Additionally, the Company had working capital and total capital deficiencies of $2,400,000 each at December 31, 1998. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with respect to these matters include restructuring its existing debt, raising additional capital through future issuances of stock and debentures and ultimately acquiring a viable business. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

3.   SIGNIFICANT ACCOUNTING POLICIES

A. PRINCIPLES OF CONSOLIDATION - The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

B. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

C. NET INCOME (LOSS) PER SHARE - Basic earnings (loss) per share was computed using the weighted average number of shares of outstanding common stock. Diluted per share amounts when applicable also include the effect of dilutive common stock equivalents from the assumed exercise of stock options.

D. INCOME TAXES - Income taxes are accounted for under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

4.       ACCRUED LIABILITIES

                  At December 31, 1998, accrued liabilities consisted of the following:

Consulting fees ........................................                $134,583

Interest ...............................................                 100,710

OTHER ..................................................                  98,471
                                                                       ---------
                                                                        $333,764
                                                                       =========

5.       STOCKHOLDER LOANS AND OTHER NOTES PAYABLE

                  At December 31, 1998, stockholder loans and other notes payable consisted of the following:

          Stockholder loans, interest free, unsecured and
payable on demand .............................................         $ 59,845

Notes payable with interest at 12% per annum,
unsecured and payable on demand ...............................          142,000
                                                                      ----------
                                                                        $201,845
                                                                      ==========


6.       PREFERRED STOCK

                  At December 31, 1998, Preferred Stock consisted of 5,000,000 authorized shares of $.001 par value of which the following were issued and outstanding:


                                                                   Common Shares
                                                                    Issuable on
                                                         AMOUNT      CONVERSION
                                                         -------      ----------

Series A, 9% cumulative, convertible, redeemable;
220,000 shares issued and outstanding                 $1,100,000         220,000

Series B, 9% cumulative, convertible, redeemable;
412,500 shares issued and outstanding                    529,988         577,400

Series C, 4% cumulative, convertible, redeemable;
500 shares issued and outstanding                        382,500       1,142,857
                                                         -------       ---------

                                                      $2,012,488       1,940,257
                                                       =========       =========


7.       COMMON STOCK

                  At December 31, 1998, the Company had common stock reserved of 5,333,114 common shares for issuance upon exercise of 3,392,857 outstanding common stock warrants and the balance for the conversion of Preferred Stock.

8.       EMPLOYEE STOCK OPTION PLAN

                  In November 1992, the Company adopted the 1992 Employee Stock Option Plan (the "Option Plan"). The Option Plan provides for the grant of options to qualified employees (including officers and directors) of the Company to purchase an aggregate of 1,000,000 shares of Common Stock. The Option Plan is administered by the Board of Directors or a committee of the Board of Directors (the "Option Committee") whose members are not entitled to receive options under the Option Plan. The Option Committee has complete discretion to select the optionee and to establish the terms and conditions of each option, subject to the provisions of the Option Plan. Options granted under the Option Plan may or may not be "incentive stock options" as defined in Section 422 of the Code ("Incentive Options") depending upon the terms established by the Option Committee at the time of grant, but the exercise price of options may not be less than 100% of the fair market value of the Company's Common Stock as of the date of grant (110% of the fair market value if the grant is an Incentive Option to an employee who owns more than 10% of the outstanding Common Stock). Options may not be exercised more than ten years after the grant. Options granted under the Option Plan are not transferrable and may be exercised only by the respective grantees during their lifetimes or by their heirs, executors or administrators in the event of death. Under the Option Plan, shares subject to canceled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. No options are outstanding as of December 31, 1998.

9.       INCOME TAXES

                  The following is a reconciliation of income taxes and amounts computed using the U.S. Federal statutory rate and the effective tax rate for the years ended December 31, 1998 and 1997:


                                             1998       1997
                                          ---------   ---------

CONSOLIDATED PRE-TAX GAIN (LOSS) ......   $ 197,000   $(251,000)
                                          =========   =========

Tax (benefit) at Federal statutory rate      69,000   $ (88,000)

Effect of permanent differences .......        --          --

Effect of temporary differences .......       6,000      26,000

Tax benefit not recognized ............    (75,000)      62,000
                                          ---------   ---------
TAXES PER FINANCIAL STATEMENTS ........   $    --     $    --
                                         ==========  ==========

                  The Company has adopted Statements of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under this standard, the Company records as an asset its net operating loss carryforward ("NOL") based upon current tax returns, and establishes a valuation allowance to the extent of any NOL which will not be utilized in the foreseeable future.

                  At this time, the Company can not reliably predict future profitability. Accordingly, the deferred tax asset has been reduced in its entirety by the valuation allowance.

                  As of December 31, 1998, the Company had net operating loss carry forwards of approximately $14,000,000 expiring beginning in the year 2007. A significant portion of these carry forwards are subject to limitations on annual utilization due to "equity structure shifts" or "owner shifts" involving "5 percent stockholders" (as defined in the Internal Revenue Code), which resulted in more than a 50 percent change in ownership.

10.      RELATED PARTY TRANSACTIONS

                  The Company is provided with office and administrative facilities under an informal arrangement with a principal shareholder. Amounts charged to operations for such services in 1998 and 1997 were $10,500 and $42,000, respectively.

11.      LICENSE AGREEMENTS

                  The Company has the exclusive and perpetual right to use certain trade names, copyrights, logos, trademarks and other intangible property related to Classics Illustrated and Classics Illustrated Juniors. The Company is obligated to remit royalties ranging from 3 percent to 10 percent, with a minimum of $3,000 per annum, of revenues derived from such rights.

                  The Company has also entered into several licensing agreements with other organizations granting rights to produce publications and for the use of the Classics Illustrated name in return for royalties over the term of such agreements.

12.      LITIGATION

                  In July 1994, the Company discharged for cause, four officers of its Dream Factory subsidiary. The officers who were discharged commenced an action against the Company seeking $19,000,000 arising out of the alleged wrongful termination of their employment. Prior to 1997 the Company settled the claims of two officers for $600,000 which represented $2,000,000 of the original claim.

                  While the Company believes that it has good and sufficient defenses and counterclaims in the foregoing legal matter, the Company would be adversely affected to the extent of the damages recovered should the plaintiffs prevail. No provision for any liability that may result upon adjudication has been made in the accompanying consolidated financial statements.

13.      EXTRAORDINARY GAIN

                  In January 1998, Moondog's bankruptcy case was closed resulting in the cancellation of liabilities of $218,515. The transaction is reflected in the 1998 financial statements as an extraordinary gain.

ITEM 8.  DISAGREEMENTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

                  Not Applicable


                                    PART III

ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS.

         The sole Director of the Company is Richard S. Berger, age 66. He holds office until the next annual meeting of stockholders or until their successors are elected and qualified.

         RICHARD S. BERGER has been Chairman of the Company's Board of Directors since November 1992. Mr. Berger has previously been a self-employed business consultant in various industries including: cable television, publishing, production of animated movies and commercials, plastics manufacturing, machining (tool and die companies), environmental companies (waste water treatment, contaminated soil removal, and CFC removal), and retailing (niche retailing such as Big & Tall men's stores, and pop culture stores). He is currently involved with several high-technology and internet related entities.

INDEMNIFICATION

         Pursuant to the Company's Certificate of Incorporation and By-laws, officers and directors of the Company shall be indemnified by the Company to the fullest extent allowed under Delaware law for claims brought against them in their capacities as officers or directors. Indemnification is not allowed if the officer or director does not act in good faith and in a manner reasonably believed to be in the best interests of the Company, or if the officer or director had no reasonable cause to believe his conduct was lawful. Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ITEM 10. EXECUTIVE COMPENSATION

                                           SUMMARY COMPENSATION TABLE (1)

========================= ============ ============= ============== ============= ==================================================
                                                                                                 LONG TERM COMPENSATION
                                                                                  -------------------------- ------------ ==========
                                              ANNUAL COMPENSATION                            AWARDS            PAYOUTS
========================= ------------ ------------- -------------- ------------- ------------- ------------ ------------ ==========
          (a)                 (b)          (c)            (d)           (e)           (f)           (g)          (h)         (i)
                                                                                                              Long-term
                                                                       Other       Restricted                 Incentive   All Other
   NAME AND PRINCIPAL                     SALARY                       Annual        Stock       Options/       Plan      Compen-
                                          ------                       COMPEN-
      POSITION               YEAR          ($)         BONUS($)       SATION($)     AWARD(S)($)   SARS(#)    PAYOUTS ($)   SATION
     ---------               ----          ---         --------       ---------    -----------    -------    -----------   ------
========================= ============ ============= ============== ============= ============= ============ ============ ==========

Richard S. Berger,           1998        $ 8,000           0             0             0             0            0           0
                             1997        $32,000           0             0             0             0            0           0
 Chairman (1,2)              1996        $18,000           0             0             0             0            0
========================= ============ ============= ============== ============= ============= ============ ============ ==========

(1)      See also "Certain Relationships and Related Transactions."

(2) No cash compensation has been paid since July, 1996. The unpaid amount has been accrued and is reflected in the December 31, 1998 financial statements.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                               (INDIVIDUAL GRANTS)

          No options or stock appreciation rights were issued in the last fiscal year, nor are any outstanding as of December 31, 1998.

EMPLOYEE BENEFIT PLANS

         1992 EMPLOYEE STOCK OPTION PLAN

         In November, 1992, the Company adopted the 1992 Employee Stock Option Plan (the "Option Plan"). The Option Plan was amended in September, 1993 to include additional options under the Option Plan. The Option Plan provides for the grant of options to qualified employees (including officers and directors) of the Company to purchase an aggregate of 1,000,000 shares of Common Stock. The Option Plan is administered by the Board of Directors or a committee of the Board of Directors (the "Option Committee") whose members are not entitled to receive options under the Option Plan. The Option Committee has complete discretion to select the optionee and to establish the terms and conditions of each option, subject to the provisions of the Option Plan. Options granted under the Option Plan may or may not be "incentive stock options" as defined in
Section 422 of the Code ("Incentive Options") depending upon the terms established by the Option Committee at the time of grant, but the exercise price of options may not be less than 100% of the fair market value of the Company's Common Stock as of the date of grant (110% of the fair market value if the grant is an Incentive Option to an employee who owns more than 10% of the outstanding Common Stock). Options may not be exercised more than 10 years after the grant. Options granted under the Option Plan are not transferable and may be exercised only by the respective grantees during their lifetimes or by their heirs, executors or administrators in the event of death. Under the Option Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. No options are outstanding as of December 31, 1998.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of December 31, 1998, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each Director, and (iii) all officers and Directors as a group:

         ================================================================== ------------------------ =======================
                                                                            AMOUNT AND NATURE OF

         NAME AND ADDRESS OF BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP(1)

                                                                                                      PERCENTAGE OF CLASS

         ================================================================== ------------------------ =======================
         Richard S. Berger                                                  6,516,667(2)                              37.4%
         1350 North Lake Shore Drive
         #315 S.
         Chicago, IL 60610

         ================================================================== ------------------------ =======================
         Benjamin B. LeCompte III, M.D.                                     2,815,834(3)                              16.2%
         1575 N. Barrington, Suite 350
         Hoffman Estates, IL 60194

         ================================================================== ------------------------ =======================
         All officers and directors as a group (1 person)                   6,516,667                                 37.4%
                                                                            (1)(2)(3)
         ================================================================== ------------------------ =======================

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole investment power with respect to all shares of Common Stock beneficially owned by them.

(2) Excludes an aggregate of 91,665 shares owned by Mr. Berger's adult children, as to which Mr. Berger has no beneficial interest.

(3) Excludes 412,500 shares of Series B, 9% cumulative, convertible, redeemable Preferred Stock.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company is provided with office and administrative facilities under an informal arrangement with a principal shareholder. Amounts charged to operations for such services in 1998 and 1997 were $10,500 and $42,000, respectively.

                                     PART IV

ITEM 13.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES
          AND REPORTS ON FORM 8-K

1.                FINANCIAL STATEMENTS

                  The following financial statements of the Company are included in Part II, Item 7:

                                                            PAGE

   Index to Financial Statements                             F-1

   Report of Independent Auditor                        F-2, F-3

   Consolidated Balance Sheet                                F-4
      December 31, 1998

   Consolidated Statement of Operations -                    F-5
      Years ended December 31, 1998 and 1997

   Consolidated Statement of Stockholders'

      Deficit - Years ended December 31, 1998 and 1997       F-6

   Consolidated Statement of Cash Flows -

      Years ended December 31, 1998 and 1997                 F-7

   Notes to Consolidated Financial Statements          F-8 - F-13
      Year ended December 31, 1998

2.        FINANCIAL STATEMENT SCHEDULES

         None

3.                EXHIBITS

         The exhibits designated with an asterisk (*) have previously been filed with the Commission in connection with the Company's Registration Statement on Form SB-2, File No. 33-62762, and on previous Forms 10-KSB, and pursuant to 17 C.F.R. Sections 201.24 and 240.12b-32, are incorporated by reference to the document referenced in brackets following the description of such exhibits.

         4.                REPORTS ON FORM 8-K

         No reports on Form 8-K were filed during the year ended December 31, 1998.

EXHIBIT NO.                   DESCRIPTION

*2.1 Agreement between Classics International Entertainment, Inc. and First Publishing, Inc. for the acquisition of First Classics, Inc. dated January 1, 1994.

*2.1.1 Agreement between Classics International Entertainment, Inc. and Vulcanium Designs Corporation for the sale of First Publishing, Inc. dated December 31, 1994.

*3.1 Certificate of Incorporation of the Registrant (Exhibit 3.1 to Registration Statement on Form SB-2, File No. 33-62762)

*3.1.1    Certificate of Designation of Series A Preferred Stock

*3.2 By-Laws of the Registrant (Exhibit 3.2 to Registration Statement on Form SB-2, File No. 33-62762)

*3.3 Amendment to By-Laws of Registrant (Exhibit 3.3 to Registration Statement on Form SB-2, File No. 33-62762)

*3.4 Amended and Restated By-Laws (Exhibit 3.4 to Registration Statement on Form SB-2, File No. 33-62762)

*4.1 Form of Underwriter's Warrants issued to the Underwriter (Exhibit 4.1 to Registration Statement on Form SB-2, File No. 33-62762)

*4.2 Form of Warrant (Exhibit 4.2 to Registration Statement on Form SB-2, File No. 33-62762)

*10.1 Agreement and Plan of Merger among the Registrant, First Publishing, Inc. and FP Acquisition Corp. dated December 31, 1992 (Exhibit 10.1 to Registration Statement on Form SB-2, File No. 33-62762)

*10.2 Stock Purchase Agreement by and among Michael Raub, Lori Raub, Domenic Corbo, James Percival, Jr., Mike Gold, Ken Levin, Dream Factory Inc. and the Registrant dated December 31, 1992 (Exhibit 10.2 to Registration Statement on Form SB-2, File No.33-62762)

*10.3 Amendment to Stock Purchase Agreement by and among Michael Raub, Lori Raub, Domenic Corbo, James Percival, Jr., Mike Gold, Ken Levin, Dream Factory, Inc. and the Registrant dated May 10, 1993 (Exhibit 10.3 to Registration Statement on Form SB-2, File No. 33-62762)

*10.4 Stock Purchase Agreement by and among the Registrant, Classics Media Group, Ltd. and Classics Media Group, Inc. dated December 31, 1992 (Exhibit 10.4 to Registration Statement on Form SB-2, File No. 33-62762)

*10.5 Option Assignment between the Registrant and JLI Acquisitions,Inc. dated December 31, 1992 (Exhibit 10.5 to Registration Statement on Form SB-2, File No. 33-62762)

*10.6 Employment Agreement between the Registrant, Dream Factory, Inc. and Michael Raub dated May 10, 1993 (Exhibit 10.6 to Registration Statement on Form SB-2, File No. 33-62762)

*10.7 Employment Agreement between the Registrant, Dream Factory, Inc. and Lori Raub dated May 10, 1993 (Exhibit 10.7 to Registration Statement on Form SB-2, File No. 33-62762)

*10.8 Employment Agreement between the Registrant, Dream Factory, Inc. and Domenic Corbo dated May 10, 1993 (Exhibit 10.8 to Registration Statement on Form SB-2, File No. 33-62762)

*10.9 Employment Agreement between the Registrant, Dream Factory, Inc. and James Percival, Jr. dated May 10, 1993 (Exhibit 10.8 to Registration Statement on Form SB-2, File No. 33-62762)

*10.10 Employment Agreement between the Registrant, Dream Factory, Inc. and Mike Gold dated May 10, 1993 (Exhibit 10.10 to Registration Statement on Form SB-2, File No. 33-62762)

*10.11 Consulting Agreement between the Registrant, Dream Factory, Inc. and Kenneth Levin dated May 10, 1993 (Exhibit 10.11 to Registration Statement on Form SB-2, File No. 33-62762)

*10.12 License Agreement, as amended, by and among Berkley Publishing Corporation, First Publishing, Inc., Classics Media Group, Inc. and Frawley Corporation dated as of December 30, 1988 (Exhibit 10.12 to Registration Statement on Form SB-2, File No. 33-62762)

*10.13 Letter dated December 15, 1989 from Frawley Corporation consenting to assignment of License Agreement from First Publishing, Inc. to First Classics, Inc. (Exhibit 10.13 to Registration Statement on Form SB-2, File No. 33-62762)

*10.14 Letters dated December 30, 1988 from Frawley Corporation clarifying terms of License Agreement (Exhibit 10.14 to Registration Statement on Form SB-2, File No. 33-62762)

*10.15 Lease Agreement between 575 Boston Post Road Associates and Michael and Lori Raub D/B/A Dream Factory dated September 14, 1987 (Exhibit
          10.15 to Registration Statement on Form SB-2, File No. 33-62762)

*10.16 Lease Agreement between Vincent Gagliardi and Russell A. McDaniel and Louis Wysocki dated April 28, 1989 (Exhibit 10.16 to Registration Statement on Form SB-2, File No. 33-62762)

*10.17 Indenture of Lease between Jora Realty Assoc., Michael Raub, Lori Raub, James Percival and Mary Susan Percival dated October 18, 1989 (Exhibit 10.17 to Registration Statement on Form SB-2, File No. 33-62762)

*10.18 Lease Agreement between Fyber Properties Broadriver Corner Limited Partnership and Mike Raub dated June 20, 1990 (Exhibit 10.18 to Registration Statement on Form SB-2, File No. 33-62762)

*10.19 Lease between Connecticut Post Limited Partnership and Dream Factory, Inc. dated February 13, 1992 (Exhibit 10.19 to Registration Statement on Form SB-2, File No. 33-62762)

*10.20 Lease between Westland Properties, Inc. and Dream Factory, Inc. dated February 13, 1992 (Exhibit 10.20 to Registration Statement on Form SB-2, File No. 33-62762)

*10.21 Lease between Muller Park Realty Company and Dream Factory, Inc. dated March 1, 1993 (Exhibit 20.21 to Registration Statement on Form SB-2, File No. 33-62762)

*10.22 Registrant's 1992 Employee Stock Option Plan (Exhibit 10.22 to Registration Statement on Form SB-2, File No. 33-62762)

*10.23 License Agreement between National Audubon Society, Inc. and First Publishing, Inc. dated August 1, 1991 (Exhibit 10.23 to Registration Statement on Form SB-2, File No. 33-62762)

*10.24    License   Agreement   between  Dark  Horse  Comics,   Inc.  and  First
          Publishing, Inc. dated November 1, 1992 (Exhibit 10.24 to Registration Statement on Form SB-2, File No. 33-62762)

*10.25 Agreement between Dark Horse Comics, Inc. and First Publishing, Inc. July 1, 1991 (Exhibit 10.25 to Registration Statement on Form SB-2, File No. 33-62762)

*10.26 Employment Agreement between Registrant, First Publishing, Inc. and Mike Gold dated May 10, 1993 (Exhibit 10.26 to Registration Statement on Form SB-2, File No. 33-62762)

*10.27    Form  of  Financial  Consulting  Agreement  between  the  Company  and
          Berkeley  Securities   Corporation   (Exhibit  10.27  to  Registration
          Statement on Form SB-2, File No. 33-62762)

*10.28 Employment Agreement between the Registrant and Geoffrey Talbot (Exhibit 10.28 to Registration Statement on Form SB-2, File No. 33-62762)

*10.29    Employment  Agreement  between  Registrant  and Peter Cooper  (Exhibit
          10.29 to Registration Statement on Form SB-2, File No. 33-62762)

*10.30    Sublease  between  the  Registrant  and  American  Dental   Assistants
          Association   dated  July  1,  1993  (Exhibit  10.30  to  Registration
          Statement on Form SB-2, File No. 33-62762)

*10.31 Modification to Amended Stock Purchase Agreement by and among Michael Raub, Lori Raub, Domenic Corbo, James Percival, Jr., Mike Gold, Ken Levin, Dream Factory, Inc. and the Registrant dated September 28, 1993.

*10.32 Letter Agreement by and among Michael Raub, Lori Raub, Domenic Corbo, James Percival, Jr., Mike Gold, Ken Levin, Dream Factory, Inc., First Publishing, Inc. and the Company dated September 28, 1993 (Exhibit
          10.32 to Registration Statement on Form SB-2, File No. 33-62762)

*10.33 Lease between Madison Square Associates, L.P. and Dream Factory Inc. dated November 22, 1993.

*10.34 Lease between Spring Valley Marketplace Shopping Center and Dream Factory, Inc. dated November 30, 1993.

*10.35 Lease between Meadow Park Associates and Dream Factory, Inc. dated December, 1993.

*10.36    Lease between  Gilbert Bassin and The Dream Factory dated December 15,
          1993.

*10.37 Lease between Paragano Associates, L.P. and The Dream Factory, Inc. dated February 7, 1994.

*10.38 Lease between Danbury Mall Associates Limited Partnership and Dream Factory, Inc. dated March 18, 1994.

*10.39 Lease between Albert B. Ratner Trustee and Dream Factory, Inc. dated March 28, 1994.

*10.40 Lease between Sara Creek Property Company B.V. and Dream Factory Inc. dated March 25, 1994.

*10.41 Lease between Meadowbrook Development Corp. and Dream Factory, Inc. dated February 18, 1994.

*10.42 Lease between Gandol Realty Corporation and Dream Factory Inc. on or about January 1, 1994.

*10.43 Lease between Chicago Title and Trust Company and Dream Factory, Inc. dated June 15, 1994.

*22.1 Subsidiaries of the Registrant (Exhibit 22.1 to Registration Statement on Form SB-2, File No. 33-62762)

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     CLASSICS INTERNATIONAL
                                                     ENTERTAINMENT, INC.

                                                 BY \S\Richard S. Berger
                                                       Richard S. Berger
                                                       Sole Director, and

                          Principal Accounting Officer

Dated:  November 4, 1999

        Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Company and in the capacities and on the dates indicated.

NAME AND POSITION                                DATE

                                            November 4, 1999
\S\Richard S. Berger
Richard S. Berger
Sole Director, and
Principal Accounting Officer

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                   FORM 10-QSB

(Mark One)

 +---+    QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
 | X |    SECURITIES EXCHANGE ACT OF 1934

 +---+

                    FOR THE QUARTER ENDED SEPTEMBER 30, 1999

                                       OR

 +---+
 |   |    TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
 +---+    THE SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

For the transition period from ______________ to ________________

                           Commission File No. 0-20190

                   CLASSICS INTERNATIONAL ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                               36-3859518
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)               Identification No.)

    919 NORTH MICHIGAN AVENUE, SUITE 3400, CHICAGO, IL 60611 (Address of principal executive office) (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 482-9006

-----------------------------------------------------------------

Check whether the registrant  (1) has filed all reports  required to be filed by
Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

YES  X    NO

The number of shares of registrant's Common Stock, $.001 par value, outstanding as of October 29, 1999 was 17,378,916 shares.

          CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES
                                      INDEX

PART I - FINANCIAL INFORMATION

Item 1.  Financial Statements

                  Consolidated Balance Sheet                           2

                  Consolidated Statement of Operations                 3

                  Consolidated Statement of Cash Flows                 4

                  Notes to Consolidated Financial Statements           5

Item 2.  Management's Discussion and Analysis of                       7
                  Financial Condition and Results of Operations

PART II - OTHER INFORMATION

Item 1.  Legal Proceedings                                             9

Item 5.  Other Information                                             9

Item 6.  Exhibits and Reports on Form 8-K                              9

SIGNATURES                                                             10

           CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                                                                       SEPTEMBER 30,              DECEMBER
                                                                           1999                     1998
                                                                        (UNAUDITED)
                                                                  ----------------------    --------------------
                                     ASSETS
CURRENT ASSETS                                                  $                      0  $                    0

OTHER ASSETS                                                                           0                       0
                                                                  ----------------------    --------------------
                                                                $                      0  $                    0
                                                                  ======================    ====================
                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
      Accounts payable                                          $              1,414,511  $            1,414,511
      Dividends payable                                                          611,700                 488,850
      Accrued liabilities                                                        355,085                 333,764
      Stockholder loans and other notes payable                                  201,845                 201,845
                                                                  ----------------------    --------------------
                  TOTAL CURRENT LIABILITIES                                    2,583,141               2,438,970
                                                                  ----------------------    --------------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT:
      Preferred stock                                           $              2,012,488   $           2,012,488
      Common stock, $.001 par  value, 30,000,000
        shares authorized; 17,378,916 shares issued
        and outstanding                                                           17,379                  17,379
      Additional paid-in capital                                              12,493,490              12,493,490
      Stock subscription receivable                                              (44,500)                (44,500)
      Accumulated deficit                                                    (17,061,998)            (16,917,827)
                                                                  ----------------------    --------------------
                                    TOTAL STOCKHOLDERS' DEFICIT               (2,583,141)             (2,438,970)
                                                                  ======================    ====================
                                                                $                      0  $                    0
                                                                  ======================    ====================

                                      F-1
                 See notes to consolidated financial statements

           CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                           (UNAUDITED)

                                                      QUARTER ENDED SEPTEMBER 30,  NINE MONTHS ENDED SEPTEMBER 30,
                                                          1999           1998          1999          1998
                                                       --------       --------       --------      --------
Loss from continuing operations .................$            0 $            0  $           0 $           0

Loss from discontinued operations ...............        (7,139)        (4,345)       (21,321)      (38,685)
                                                       --------       --------       --------      --------
Loss before extraordinary gain ..................        (7,139)        (4,345)       (21,321)      (38,685)

Extraordinary gain - cancellation of debt .......             0              0              0       218,515
                                                       --------       --------       --------      --------
Net income (loss) ...............................        (7,139)        (4,345)       (21,321)      179,830

Preferred stock dividends .......................       (40,950)       (40,950)      (122,850)     (122,850)
                                                       --------       --------       --------      --------
Net income (loss) applicable to common stock ....$      (48,089)$      (45,295) $    (144,171)$      56,980
                                                       ========       ========       ========      =========
Basic and Diluted Income (Loss) Per Common Share:

Loss from continuing operations .................$         0.00 $         0.00  $        0.00 $        0.00

Loss from discontinued operations ...............          0.00           0.00           0.00          0.00

Extraordinary gain ..............................          0.00           0.00           0.00          0.01

Preferred stock dividends .......................          0.00           0.00          (0.01)        (0.01)
                                                       --------       --------       --------      --------
Net income (loss) per common share
  - basic and diluted ...........................$         0.00 $         0.00  $       (0.01) $       0.00
                                                       ========       ========       ========      =========
Average common shares outstanding ...............    17,378,916     17,378,916     17,378,916    17,378,916
                                                       ========       ========       ========      =========

                                      F-2
                 See notes to consolidated financial statements

           CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                   (UNAUDITED)

                                                            NINE MONTHS ENDED
                                                               SEPTEMBER 30,
                                                              1999      1998
                                                            -------   --------
CASH FLOWS FROM OPERATING ACTIVITIES:
       Net income (loss) ...............................$   (21,321)$  179,830
       Adjustments to reconcile net income (loss) to net
        cash used in operations:
            Loss from discontinued operations ..........     21,321     38,685
            Extraordinary gain - cancellation of debt ..          0   (218,515)
                                                            -------   --------
NET CASH USED IN OPERATING ACTIVITIES ..................          0          0

CASH FLOWS FROM INVESTING ACTIVITIES: ..................          0          0

CASH FLOWS FROM FINANCING ACTIVITIES: ..................          0          0


NET DECREASE IN CASH ...................................          0          0

CASH AT BEGINNING OF YEAR ..............................          0          0
                                                            -------   --------
CASH AT END OF YEAR ....................................$         0 $        0
                                                            =======   ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
                                                            -------   --------
Cash paid during the year for interest and
  income taxes .........................................$         0 $        0
                                                            =======   ========
                                      F-3
                 See notes to consolidated financial statements

           CLASSICS INTERNATIONAL ENTERTAINMENT, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 1999

                                   (UNAUDITED)

NOTE 1 - ORGANIZATION:

Classics International Entertainment, Inc. (the "Company") was incorporated under the laws of the State of Delaware on November 20, 1992. The Company had four subsidiaries: Moondog's, Inc., which on August 5, 1997, filed for protection under Chapter 7 of the Bankruptcy laws; Dream Factory, Inc., which on May 2, 1996, filed for protection under Chapter 7 of the Bankruptcy Laws; First Classics, Inc., the holder of a license for the exclusive use of the Classics Illustrated copyrights, trade names and other intangibles, excluding non-print media rights; and Classics Media Group, Inc., the exclusive licensee of the Classics Illustrated properties for non-print media purposes. The Dream Factory, Inc. and Moondog's, Inc. Bankruptcy cases were brought to closure in September, 1996 and January, 1998, respectively.

NOTE 2 -  BASIS OF PRESENTATION:

The accompanying unaudited financial statements reflect all adjustments which, in the opinion of management, are necessary for a fair presentation of financial position and the results of operations for the interim periods presented.

The results of operations for any interim period are not necessarily indicative of the results attainable for a full fiscal year.

The financial statements have been prepared on the basis that the Company will continue as a going concern. The ongoing losses and working capital deficiency raise substantial doubt about the Company's ability to continue as a going concern. Continued existence is dependent upon the Company's ability to raise additional equity capital or debt financing, neither of which can be assured. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

These statements have been prepared by the Company and are unaudited. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principals have been omitted. As such, these financial statements should be read in conjunction with the audited financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998.

ITEM 2: MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS:

RESULTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 1999 AS COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998.

The Company ceased its operations at the end of 1996. Hence there are no losses from continuing operations subsequent to 1996.

LOSS FROM DISCONTINUED OPERATIONS

The loss from discontinued operations was $38,685 for the nine months ended September 30, 1998 versus a loss of $21,321 for the nine months ended September 30, 1999.

EXTRAORDINARY GAIN - CANCELLATION OF DEBT

The extraordinary gain resulting from the cancellation of debt was $218,515 for the nine months ended September 30, 1998 compared to no such gain for the quarter ended September, 1999.

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK

Net income  applicable  to common  stock was $56,980  for the nine months  ended
September 30, 1998 compared to a loss of $144,171 for the nine months ended September 30, 1999.

LIQUIDITY AND CAPITAL RESOURCES

As of December 31, 1998, the company had working capital and total capital deficiencies of $2,438,970. As of September 30, 1999, the company had working capital and total capital deficiencies of $2,583,141.

The ongoing losses and working capital deficiency raise substantial doubt about the Company's ability to continue as a going concern. Continued existence is dependent upon the Company's ability to raise additional equity capital or debt financing, neither of which can be assured.

PART II - OTHER INFORMATION

ITEM 1: LEGAL PROCEEDINGS

In July, 1994, the Company discharged for cause, four officers of its Dream Factory subsidiary. The officers who were discharged commenced an action against the Company seeking approximately $19,000,000 arising out of the alleged wrongful termination of their employment. The Company subsequently settled the claims of two of these four officers in return for a payment obligation of $600,000, which represented approximately $2,000,000 of the original claim.

While the Company believes that it has good and sufficient defenses and counter claims in the forgoing legal matter, the Company would be adversely affected to the extent of the damages recovered should the plaintiffs prevail. However, the ultimate outcome of the litigation cannot presently be determined. Accordingly, excepting for having previously recorded the $600,000 settlement, no additional provision for any liability that may result upon adjudication has been made in the accompanying consolidated financial statements.

ITEM 5: OTHER INFORMATION

Not applicable.

ITEM 6: EXHIBITS AND REPORTS ON FORM 8-K

(a)      No Exhibits

(b) No reports on Form 8-K were filed during the quarter ended September 30, 1999.

SIGNATURES

Pursuant to the requirements of Sections 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   November 4, 1999

CLASSICS INTERNATIONAL ENTERTAINMENT, INC.

BY:\s\Richard S. Berger
      Richard S. Berger
      Sole Director and Principal Accounting Officer

                                   Exhibit C
                            Certificate of Amendment


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                   CLASSICS INTERNATIONAL ENTERTAINMENT, INC.

         Classics International Entertainment, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members filed with the minutes of the Board, adopted a resolution proposed and declaring advisable the following amendments to the Certificate of Incorporation of said corporation:

                  RESOLVED, that the Certificate of Incorporation of Classics Entertainment International, Inc. be amended by changing Article "FIRST" thereof so that, as amended, said Articles "FIRST" and "FOURTH
         (a)" shall be and read as follows:

                  "FIRST  The name of the Corporation is PIRANHA, INC.";

                  "FOURTH (a)The Corporation is authorized to issue One Hundred and Seven Million (107,000,000) shares of capital stock, consisting of One Hundred Million (1,000,000) shares of Common Stock, $.001 par value per share, and Five Million (5,000,000) shares of Preferred Stock, $.001 par value (the "Preferred Stock"), of which 1,000,000 shares have previously been designated Series A 9% Cumulative Convertible Redeemable Preferred Stock, 1,100,000 have previously been designated Series B Cumulative Convertible Redeemable Preferred Stock and 2,000 shares have previously been designated Series D 4% Cumulative Convertible Redeemable Preferred Stock.

                  All the shares of Common Stock, par value $.001 per share, issued and outstanding as of the date of the filing of this Certificate of Amendment of the Certificate of Incorporation are hereby subject to a reverse stock split of its Common Stock, whereby every 3.49 shares of issued and outstanding shares of Common Stock (and it being understood that the number of shares of Common Stock issuable upon exercise or conversion of all issued and outstanding Preferred Stock, options, warrants and convertible securities of every kind and all options under the Company's Employee Stock Option Plan) shall equal 1 share of Common Stock following the filing of this Certificate of Amendment."

         SECOND: That in lieu of a meeting and vote of stockholders, a majority of the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

         THIRD:            That the aforesaid amendment was duly adopted in
accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of

Delaware.

         IN WITNESS WHEREOF, Classics International Entertainment, Inc. has caused this certificate to be signed by its President and Secretary this __ day of February, 2000.

                                           CLASSICS INTERNATIONAL
                                           ENTERTAINMENT, INC.

                                            BY
                                              Name:
                                              Title:

                                            BY
                                              Name:
                                              Title: Secretary